UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/08

Item 1.	Reports to Stockholders.

DECEMBER 31, 2008

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 3

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-52.67%	+4.43%	+6.15%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund. Since Class 3 shares were not offered until 5/1/04, performance prior to that date represents historical Class 2 performance. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +4.64%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to the MSCI EM Index’s -53.18% total return and the S&P/IFCI Composite Index’s -53.74% total return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global financial markets this past year experienced some of the worst volatility since the 1930s. The current crisis began in the U.S. with the unraveling of the highly leveraged derivative structure of subprime mortgages. Extreme risk aversion and the resulting lack of liquidity were detrimental to companies that relied on borrowing and eventually led to a series of major financial firm collapses in the U.S. and Europe. Investor anxiety surged and market volatility in developed and emerging markets reached historic levels.

Recognizing the severity of the credit crunch, governments around the world implemented fiscal stimuli and loosened monetary policies to support their domestic economies and ease liquidity conditions. Thus far, more than US$1 trillion in total has been pledged globally by countries including China, the U.S., Germany, the U.K., Taiwan, Spain, Japan, South Korea, Russia, France, Australia, Hong Kong, Singapore and Malaysia. Government measures, coupled with stocks trading at distress-level valuations, brought bargain hunters back to the market. As a result, the MSCI EM Index rebounded and ended the year 25% above its 2008 low in October.1

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we may make on-site visits to companies to assess critical factors such as management strength and local conditions.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the year under review, the most significant detractors from the Fund’s absolute performance included Turkey’s Akbank, one of the country’s largest commercial banks, Russia’s Gazprom, the world’s largest natural gas producer, and South Korea’s SK Energy, a major oil refiner. All three stocks significantly declined in value and underperformed many of their emerging markets peers in 2008. Investor risk aversion rose toward emerging markets such as Turkey amid the global financial crisis, and shares of Akbank suffered. Commodity price corrections drove investors to reduce exposure to energy stocks. We divested the Fund’s investments in SK Energy due to weak refining margins, slower demand and availability of what we considered more attractively valued stocks in our investment universe. Although we trimmed the Fund’s holdings in Gazprom and Akbank to meet funding requirements, we believed that these companies were well positioned to benefit from continued demand for their products and services over the longer term.

On the other hand, the most significant contributors to Fund performance included Zijin Mining Group, a Chinese mining conglomerate primarily engaged in gold production, and China Coal Energy and China Shenhua Energy, the country’s largest coal producers. We added shares of Zijin Mining Group to the portfolio in December after price corrections brought the shares down to attractive levels in our view. As one of China’s largest gold miners, Zijin Mining Group has proven reserves and benefits from economies of scale and cost advantages. We believe expectations for gold prices to remain relatively high could lead to higher revenues.

We initiated a position in China Coal Energy and added to our existing position in China Shenhua Energy as price corrections brought valuations down to what we considered attractive levels. China Coal Energy is the country’s largest thermal coal exporter, and also engages in the coking business and mining equipment manufacturing. As an integrated coal-based energy company, China Shenhua Energy owns one of the two dedicated coal freight rail lines in the country. Based on our analysis, we believe these companies could benefit from proven reserves, resilient coal prices in the medium term and long-term demand from industries such as power generation and steel.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2008, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure.

During the reporting period, we increased the Fund’s holdings in South Africa, Taiwan and Chile as we continued to search for attractive investment opportunities. We also increased the Fund’s exposure to select frontier markets, which we believe have the potential to grow at a relatively fast pace and offer investors the opportunity to invest in a younger generation of emerging markets. We made select purchases in Qatar, United Arab Emirates, Kuwait and Oman.

In addition, we made significant purchases in banks. In our view, the continued liberalization of the financial sector in emerging markets could unlock hidden value and allow banks to benefit from the growing financial needs of consumers in these markets. Major additions in this sector included ICBC (Industrial and Commercial Bank of China) and China Construction Bank, two leading Chinese commercial banks, HSBC Holdings, one of the world’s premier banking and financial services organizations, and Banco Itau Holding Financeira, a major financial conglomerate in Brazil.

We also made key purchases in consumer-related sectors that included broadcasting and cable television, life and health insurance, and brewing companies. Some key investments were China Life Insurance, the country’s leading life insurance company, Brazil’s Ambev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers, and Grupo Televisa, a premier Mexican media company. We

Top 10 Holdings

Templeton Developing Markets Securities Fund 12/31/08

Company Sector/Industry, Country	% of Total Net Assets

China Mobile Ltd.	5.6%
Wireless Telecommunication Services, China

ICBC (Industrial and Commercial Bank of China Ltd.), H	2.4%
Commercial Banks, China

America Movil SAB de CV, L, ADR	2.3%
Wireless Telecommunication Services, Mexico

China Construction Bank Corp., H	2.3%
Commercial Banks, China

PetroChina Co. Ltd., H	2.1%
Oil, Gas & Consumable Fuels, China

TSMC (Taiwan Semiconductor Manufacturing Co. Ltd.)	2.0%
Semiconductors & Semiconductor Equipment, Taiwan

Vale (Companhia Vale do Rio Doce), ADR, pfd., A	1.9%
Metals & Mining, Brazil

President Chain Store Corp.	1.9%
Food & Staples Retailing, Taiwan

Petrobras (Petroleo Brasileiro SA), ADR, pfd.	1.9%
Oil, Gas & Consumable Fuels, Brazil

Gazprom, ADR	1.8%
Oil, Gas & Consumable Fuels, Russia

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

believe the long-term outlook for consumerism remains attractive due to relatively higher per-capita income growth and continued demand for consumer goods and services in emerging markets.

To raise funds for redemptions during the reporting period, we sold a number of holdings. We sold some other stocks as they reached sale price targets. As a result, the Fund’s exposure to diversified metals and mining, oil and gas, and electric utilities companies fell. Major sales included all or part of Vale (Companhia Vale do Rio Doce), one of the world’s largest iron ore producers, Petrobras (Petroleo Brasileiro), Brazil’s national oil and gas company, and UES (Unified Energy Systems), a Russian electricity production group that was split into individual companies due to restructuring in the country’s power sector. Geographically, the Fund’s investments fell in Brazil, Russia and South Korea.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund 12/31/08

% of Total Net Assets

China	23.2%

Brazil	12.8%

South Africa	10.2%

Mexico	8.7%

Russia	6.5%

Taiwan	5.7%

Turkey	5.2%

U.K.	4.2%

India	4.2%

Chile	2.1%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$569.00	$7.02
Hypothetical (5% return before expenses)	$1,000	$1,016.19	$9.02

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.78%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.16	$13.92	$10.99	$8.73	$7.14

Income from investment operations[a]:
Net investment income[b]	0.16	0.32	0.24	0.17	0.11
Net realized and unrealized gains (losses)	(7.40)	3.51	2.84	2.23	1.62

Total from investment operations	(7.24)	3.83	3.08	2.40	1.73

Less distributions from:
Net investment income	(0.37)	(0.38)	(0.15)	(0.14)	(0.14)
Net realized gains	(2.44)	(1.21)	—	—	—

Total distributions	(2.81)	(1.59)	(0.15)	(0.14)	(0.14)

Redemption fees	— [c]	— [c]	— [c]	— [c]	—

Net asset value, end of year	$6.11	$16.16	$13.92	$10.99	$8.73

Total return[d]	(52.62)%	29.09%	28.43%	27.76%	24.83%
Ratios to average net assets
Expenses[e]	1.52%	1.48%	1.47%	1.53%	1.54%
Net investment income	1.52%	2.07%	1.93%	1.77%	1.52%

Supplemental data
Net assets, end of year (000’s)	$234,213	$753,843	$749,120	$651,826	$477,290
Portfolio turnover rate	75.11% [f]	98.32%	53.65%	31.24%	55.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.99	$13.79	$10.90	$8.67	$7.09

Income from investment operations[a]:
Net investment income[b]	0.15	0.27	0.20	0.14	0.09
Net realized and unrealized gains (losses)	(7.33)	3.49	2.82	2.21	1.63

Total from investment operations	(7.18)	3.76	3.02	2.35	1.72

Less distributions from:
Net investment income	(0.33)	(0.35)	(0.13)	(0.12)	(0.14)
Net realized gains	(2.44)	(1.21)	—	—	—

Total distributions	(2.77)	(1.56)	(0.13)	(0.12)	(0.14)

Redemption fees	— [c]	— [c]	— [c]	— [c]	—

Net asset value, end of year	$6.04	$15.99	$13.79	$10.90	$8.67

Total return[d]	(52.70)%	28.78%	28.09%	27.43%	24.71%
Ratios to average net assets
Expenses[e]	1.77%	1.73%	1.72%	1.78%	1.79%
Net investment income	1.27%	1.82%	1.68%	1.52%	1.27%

Supplemental data
Net assets, end of year (000’s)	$264,186	$1,090,549	$857,514	$650,646	$327,569
Portfolio turnover rate	75.11% [f]	98.32%	53.65%	31.24%	55.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2008	2007	2006	2005	2004[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.96	$13.78	$10.90	$8.68	$7.13

Income from investment operations[b]:
Net investment income[c]	0.11	0.24	0.20	0.04	0.08
Net realized and unrealized gains (losses)	(7.27)	3.52	2.83	2.32	1.61

Total from investment operations	(7.16)	3.76	3.03	2.36	1.69

Less distributions from:
Net investment income	(0.34)	(0.37)	(0.15)	(0.14)	(0.14)
Net realized gains	(2.44)	(1.21)	—	—	—

Total distributions	(2.78)	(1.58)	(0.15)	(0.14)	(0.14)

Redemption fees	— [d]	— [d]	— [d]	— [d]	—

Net asset value, end of year	$6.02	$15.96	$13.78	$10.90	$8.68

Total return[e]	(52.67)%	28.70%	28.17%	27.45%	24.15%
Ratios to average net assets[f]
Expenses[g]	1.77%	1.73%	1.72%	1.78%	1.54%
Net investment income	1.27%	1.82%	1.68%	1.52%	1.52%

Supplemental data
Net assets, end of year (000’s)	$32,953	$100,961	$43,372	$11,521	$12
Portfolio turnover rate	75.11% [h]	98.32%	53.65%	31.24%	55.67%

aFor the period May 1, 2004 (effective date) to December 31, 2004.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.88

Income from investment operations[b]:
Net investment income[c]	(0.33)
Net realized and unrealized gains (losses)	(5.65)

Total from investment operations	(5.98)

Less distributions from:
Net investment income	(0.37)
Net realized gains	(2.44)

Total distributions	(2.81)

Redemption fees[d]	—

Net asset value, end of period	$6.09

Total return[e]	(48.66)%
Ratios to average net assets[f]
Expenses[g]	1.87%
Net investment income	1.17%

Supplemental data
Net assets, end of period (000’s)	$7,208
Portfolio turnover rate	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks 90.5%
Argentina 0.3%
Tenaris SA, ADR	Energy Equipment & Services	76,900	$1,613,362

Austria 0.4%
OMV AG	Oil, Gas & Consumable Fuels	71,698	1,876,780

Brazil 6.0%
AES Tiete SA	Independent Power Producers & Energy Traders	751,894	4,154,990
American Banknote SA	Commercial Services & Supplies	88,161	409,475
Banco Itau Holding Financeira SA, ADR	Commercial Banks	462,733	5,367,703
Companhia de Bebidas das Americas (AmBev)	Beverages	191,625	7,020,041
Companhia Energetica de Minas Gerais	Electric Utilities	91,255	987,659
Natura Cosmeticos SA	Personal Products	770,848	6,324,650
Souza Cruz SA	Tobacco	433,221	8,254,503

			32,519,021

Chile 1.2%
Banco Santander Chile SA, ADR	Commercial Banks	42,400	1,485,272
Cia Cervecerias Unidas SA, ADR	Beverages	102,600	2,682,990
Empresa Nacional de Telecomunicaciones SA	Diversified Telecommunication Services	93,607	1,018,013
Lan Airlines SA, ADR	Airlines	153,400	1,234,870

			6,421,145

China 23.2%
Aluminum Corp. of China Ltd., H	Metals & Mining	6,751,000	3,553,983
Anta Sports Products Ltd.	Textiles, Apparel & Luxury Goods	1,582,000	720,557
Bank of China Ltd., H	Commercial Banks	19,706,000	5,390,406
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	6,561,000	5,223,268
China Construction Bank Corp., H	Commercial Banks	22,125,000	12,132,752
China Life Insurance Co. Ltd., H	Insurance	2,418,000	7,347,410
China Mobile Ltd.	Wireless Telecommunication Services	3,010,000	30,215,736
China Molybdenum Co. Ltd., H	Metals & Mining	5,085,000	2,309,515
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	3,696,000	2,236,618
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	2,732,500	5,782,173
China Shipping Development Co. Ltd., H	Marine	2,188,000	2,173,828
CNOOC Ltd.	Oil, Gas & Consumable Fuels	8,192,000	7,652,716
Denway Motors Ltd.	Automobiles	13,725,959	4,268,220
Hidili Industry International Development Ltd.	Metals & Mining	7,413,000	2,333,839
Industrial and Commercial Bank of China Ltd., H	Commercial Banks	24,255,000	12,768,754
Lonking Holdings Ltd.	Machinery	1,508,000	772,465
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	13,162,000	11,531,313
[a]Shanda Interactive Entertainment Ltd., ADR	Software	49,200	1,592,112
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	299,000	682,860
Tencent Holdings Ltd.	Internet Software & Services	235,400	1,518,671
Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	158,800	557,322
Zijin Mining Group Co. Ltd., H	Metals & Mining	6,628,000	4,019,458

			124,783,976

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Egypt 0.3%
Egyptian Financial Group-Hermes Holding	Capital Markets	150,537	$470,082
El Ezz Aldekhela Steel Alexa Co.	Metals & Mining	943	136,884
Telecom Egypt	Diversified Telecommunication Services	316,652	919,289

			1,526,255

Hong Kong 1.3%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,143,433	4,882,459
VTech Holdings Ltd.	Communications Equipment	520,000	2,200,717

			7,083,176

Hungary 1.8%
Magyar Telekom PLC	Diversified Telecommunication Services	697,762	1,972,251
MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	90,571	4,705,297
[a]OTP Bank Ltd.	Commercial Banks	185,709	2,810,292

			9,487,840

India 4.2%
[a]Bharti Airtel Ltd.	Wireless Telecommunication Services	31,293	460,256
GAIL India Ltd.	Gas Utilities	1,094,895	4,639,004
Grasim Industries Ltd.	Construction Materials	17,700	443,392
Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	53,200	222,013
Infosys Technologies Ltd.	IT Services	111,690	2,567,928
National Aluminium Co. Ltd.	Metals & Mining	207,878	811,716
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	501,303	6,883,894
Shipping Corp. of India Ltd.	Marine	39,046	63,845
Steel Authority of India Ltd.	Metals & Mining	1,112,892	1,772,799
Tata Consultancy Services Ltd.	IT Services	451,250	4,437,323
Union Bank of India Ltd.	Commercial Banks	31,588	105,900

			22,408,070

Indonesia 1.6%
PT Astra International Tbk	Automobiles	2,113,500	2,045,635
[b]PT Bank Central Asia Tbk	Commercial Banks	9,287,000	2,769,060
PT Telekomunikasi Indonesia, B	Diversified Telecommunication Services	6,119,000	3,873,495

			8,688,190

Israel 0.6%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	408,179	3,142,978

Kenya 0.0%[c]
East African Breweries Ltd.	Beverages	87,600	161,309

Kuwait 0.3%
Kuwait Projects Co. (Holding) KSC (KIPCO)	Diversified Financial Services	455,000	807,088
National Mobile Telecommunications Co.	Wireless Telecommunication Services	145,000	986,823

			1,793,911

Luxembourg 0.1%
[a]Reinet Investments SCA, GDR	Textiles, Apparel & Luxury Goods	339,039	349,859

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Malaysia 0.1%
British American Tobacco Malaysia Bhd.	Tobacco	52,100	$671,528

Mexico 8.7%
Alfa SAB de CV	Industrial Conglomerates	134,375	289,031
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	399,258	12,373,005
Fomento Economico Mexicano SAB de CV, ADR	Beverages	59,100	1,780,683
Grupo Televisa SA	Media	3,106,206	9,263,130
Kimberly Clark de Mexico SAB de CV, A	Household Products	2,622,105	8,794,519
Telefonos de Mexico SAB de CV, L, ADR	Diversified Telecommunication Services	436,464	9,139,556
Wal-Mart de Mexico SAB de CV, V	Food & Staples Retailing	1,846,643	4,981,830

			46,621,754

Oman 0.0%[c]
Oman International Bank	Commercial Banks	200,511	114,575

Pakistan 1.4%
Fauji Fertilizer Co. Ltd.	Chemicals	682,143	512,092
MCB Bank Ltd.	Commercial Banks	1,697,858	2,699,621
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	3,030,600	1,914,688
[a]Pakistan Telecommunications Corp., A	Diversified Telecommunication Services	10,622,908	2,267,563

			7,393,964

Peru 0.3%
Credicorp Ltd.	Commercial Banks	33,900	1,693,644

Philippines 0.8%
Bank of the Philippine Islands	Commercial Banks	406,200	339,916
Globe Telecom Inc.	Wireless Telecommunication Services	19,616	320,378
Philippine Long Distance Telephone Co., ADR	Wireless Telecommunication Services	79,590	3,736,750

			4,397,044

Poland 0.5%
Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	315,244	2,734,414

Qatar 0.7%
Industries Qatar	Industrial Conglomerates	44,190	1,221,838
Qatar National Bank	Commercial Banks	53,447	2,496,248

			3,718,086

Russia 6.5%
[a,d]Centenergoholding	Electric Utilities	83,988	—
[a]Federal Grid Co.	Electric Utilities	122,482,474	520,551
Gazprom, ADR	Oil, Gas & Consumable Fuels	411,200	5,859,600
Gazprom, ADR	Oil, Gas & Consumable Fuels	268,500	3,807,330
[a]Holding MRSK OAO	Electric Utilities	12,883,188	399,379
[a]Inter Rao Ues OAO	Electric Utilities	539,343,253	121,352
[a,d]Intergenerasiya Holding Co.	Electric Utilities	233,480	—
[a]Kuzbassenergo	Electric Utilities	3,317,242	8,293
LUKOIL, ADR	Oil, Gas & Consumable Fuels	75,108	2,486,075
LUKOIL, ADR (London Exchange)	Oil, Gas & Consumable Fuels	137,918	4,389,930
Mechel OAO, ADR	Metals & Mining	106,980	427,920

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Russia (continued)
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	82,587	$5,409,448
Mobile TeleSystems	Wireless Telecommunication Services	616,572	2,361,471
Mobile TeleSystems, ADR	Wireless Telecommunication Services	89,100	2,377,188
[a]RAO Energy System of East OAO	Electric Utilities	11,225,088	24,134
[a]RusHydro	Electric Utilities	12,217,338	255,342
Sberbank RF	Commercial Banks	3,331,227	2,465,108
[a,d]Sibenergyholding JSC	Electric Utilities	64,163	—
[a]TGK-2	Electric Utilities	201,053,124	55,290
[a]TGK-4	Electric Utilities	245,693,130	110,562
TGK-9	Electric Utilities	455,076,747	20,478
TNK-BP	Oil, Gas & Consumable Fuels	5,158,522	3,353,039
[a]Wimm-Bill-Dann Foods	Food Products	49,950	649,350

			35,101,840

Singapore 0.9%
ComfortDelGro Corp. Ltd.	Road & Rail	802,981	812,791
Fraser and Neave Ltd.	Industrial Conglomerates	1,520,041	3,130,276
Keppel Corp. Ltd.	Industrial Conglomerates	346,895	1,048,555

			4,991,622

South Africa 10.2%
ABSA Group Ltd.	Commercial Banks	257,258	2,959,835
Foschini Ltd.	Specialty Retail	1,320,023	6,740,543
Impala Platinum Holdings Ltd.	Metals & Mining	142,412	2,045,279
Kersaf Investments Ltd.	Hotels, Restaurants & Leisure	11,780	116,985
Lewis Group Ltd.	Specialty Retail	886,610	4,527,370
Massmart Holdings Ltd.	Food & Staples Retailing	205,002	1,844,146
MTN Group Ltd.	Wireless Telecommunication Services	745,408	8,603,911
Naspers Ltd., N	Media	270,666	4,787,045
Pretoria Portland Cement Co. Ltd.	Construction Materials	226,166	754,288
Remgro Ltd.	Diversified Financial Services	532,262	4,328,309
Sasol	Oil, Gas & Consumable Fuels	105,551	3,144,297
The Spar Group Ltd.	Food & Staples Retailing	189,258	1,147,628
Standard Bank Group Ltd.	Commercial Banks	791,294	6,986,958
Telkom South Africa Ltd.	Diversified Telecommunication Services	273,560	3,332,194
Tiger Brands Ltd.	Food Products	179,985	2,746,495
Truworths International Ltd.	Specialty Retail	290,259	1,052,961

			55,118,244

South Korea 1.8%
[a]Kangwon Land Inc.	Hotels, Restaurants & Leisure	512,665	5,540,679
[a]S1 Corp.	Commercial Services & Supplies	28,199	1,205,658
SK Telecom Co. Ltd.	Wireless Telecommunication Services	17,423	2,883,141

			9,629,478

Sweden 0.9%
Oriflame Cosmetics SA, SDR	Personal Products	171,074	4,933,775

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Taiwan 5.7%
MediaTek Inc.	Semiconductors & Semiconductor Equipment	930,300	$6,258,769
President Chain Store Corp.	Food & Staples Retailing	4,277,144	10,231,216
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	2,224,000	3,304,616
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	7,815,857	10,588,072

			30,382,673

Thailand 1.0%
Siam Cement Public Co. Ltd., fgn.	Construction Materials	369,579	1,158,088
Thai Beverages Co. Ltd., fgn.	Beverages	31,380,000	4,271,623

			5,429,711

Turkey 5.2%
Akbank TAS	Commercial Banks	2,323,684	7,210,133
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	471,649	3,153,511
Tekfen Holding AS	Diversified Financial Services	54,340	103,001
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	842,903	8,864,024
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	1,565,495	8,891,971

			28,222,640

United Arab Emirates 0.3%
Abu Dhabi Commercial Bank	Commercial Banks	505,027	244,735
First Gulf Bank	Commercial Banks	294,381	722,899
National Bank of Abu Dhabi	Commercial Banks	64,381	156,871
Union National Bank	Commercial Banks	1,114,966	673,869

			1,798,374

United Kingdom 4.2%
Anglo American PLC	Metals & Mining	366,240	8,220,530
[a]British American Tobacco PLC	Tobacco	216,127	5,639,075
HSBC Holdings PLC	Commercial Banks	911,548	8,668,304

			22,527,909

Total Common Stocks (Cost $598,883,808)			487,337,147

Preferred Stocks 7.6%
Brazil 6.8%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	538,013	5,310,189
Companhia Energetica de Minas Gerais, ADR, pfd.	Electric Utilities	222,050	3,050,967
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	962,575	10,251,424
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	1,032,126	3,571,972
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	493,888	10,080,254
Unibanco - Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	43,600	2,817,432
Usinas Siderurgicas de Minas Gerais SA, pfd., A	Metals & Mining	125,313	1,435,861

			36,518,099

Chile 0.8%
Embotelladora Andina SA, pfd., A	Beverages	1,640,148	3,020,649
Sociedad Quimica y Minera de Chile SA, B, ADR, pfd.	Chemicals	65,793	1,604,691

			4,625,340

Total Preferred Stocks (Cost $29,066,264)			41,143,439

Total Investments before Short Term Investments (Cost $627,950,072)			528,480,586

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Shares	Value
Short Term Investments (Cost $9,114,367) 1.7%
Money Market Funds 1.7%
[e]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	9,114,367	$9,114,367

Total Investments (Cost $637,064,439) 99.8%		537,594,953
Other Assets, less Liabilities 0.2%		964,624

Net Assets 100.0%		$538,559,577

See Abbreviations on page TD-29

aNon-income producing for the twelve months ended December 31, 2008.

bA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

cRounds to less than 0.1% of net assets.

dSee Note 9 regarding restricted and illiquid securities.

eSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$627,950,072
Cost - Sweep Money Fund (Note 7)	9,114,367

Total cost of investments	$637,064,439

Value - Unaffiliated issuers	$528,480,586
Value - Sweep Money Fund (Note 7)	9,114,367

Total value of investments	537,594,953
Cash	54,198
Receivables:
Investment securities sold	637,301
Capital shares sold	864,777
Dividends	2,461,248
Foreign tax	244,317
Other assets	1,819

Total assets	541,858,613

Liabilities:
Payables:
Investment securities purchased	1,078,612
Capital shares redeemed	632,277
Affiliates	753,692
Custodian fees	560,000
Reports to shareholders	195,010
Foreign currency advanced by custodian	15,832
Accrued expenses and other liabilities	63,613

Total liabilities	3,299,036

Net assets, at value	$538,559,577

Net assets consist of:
Paid-in capital	$781,602,355
Undistributed net investment income	20,812,671
Net unrealized appreciation (depreciation)	(99,483,906)
Accumulated net realized gain (loss)	(164,371,543)

Net assets, at value	$538,559,577

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$234,213,364

Shares outstanding	38,313,582

Net asset value and maximum offering price per share	$6.11

Class 2:
Net assets, at value	$264,185,500

Shares outstanding	43,743,378

Net asset value and maximum offering price per share	$6.04

Class 3:
Net assets, at value	$32,953,194

Shares outstanding	5,475,906

Net asset value and maximum offering price per share[a]	$6.02

Class 4:
Net assets, at value	$7,207,519

Shares outstanding	1,183,840

Net asset value and maximum offering price per share	$6.09

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,598,866)
Unaffiliated issuers	$36,808,539
Sweep Money Fund (Note 7)	772,771
Interest (net of foreign taxes of $2,706)	695,218

Total investment income	38,276,528

Expenses:
Management fees (Note 3a)	15,498,233
Administrative fees (Note 3b)	1,479,249
Interest expense	762
Distribution fees: (Note 3c)
Class 2	1,730,817
Class 3	162,351
Class 4	10,328
Unaffiliated transfer agent fees	3,690
Custodian fees (Note 4)	1,617,225
Reports to shareholders	373,274
Professional fees	127,494
Trustees’ fees and expenses	7,415
Other	50,752

Total expenses	21,061,590
Expense reductions (Note 4)	(15,711)

Net expenses	21,045,879

Net investment income	17,230,649

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from redemptions in-kind of $8,268,018) (Note 10)	(129,701,865)
Foreign currency transactions	(1,478,076)

Net realized gain (loss)	(131,179,941)

Net change in unrealized appreciation (depreciation) on:
Investments	(762,056,370)
Translation of other assets and liabilities denominated in foreign currencies	(85,682)
Change in deferred taxes on unrealized appreciation (depreciation)	714,983

Net change in unrealized appreciation (depreciation)	(761,427,069)

Net realized and unrealized gain (loss)	(892,607,010)

Net increase (decrease) in net assets resulting from operations	$(875,376,361)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$17,230,649	$34,222,790
Net realized gain (loss) from investments and foreign currency transactions	(131,179,941)	258,984,939
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	(761,427,069)	150,591,207

Net increase (decrease) in net assets resulting from operations	(875,376,361)	443,798,936

Distributions to shareholders from:
Net investment income:
Class 1	(15,246,189)	(18,593,912)
Class 2	(18,272,202)	(20,981,252)
Class 3	(1,805,309)	(1,312,631)
Class 4	(58,997)	—
Net realized gains:
Class 1	(101,141,199)	(58,468,438)
Class 2	(136,962,950)	(72,094,329)
Class 3	(13,097,616)	(4,338,794)
Class 4	(391,385)	—

Total distributions to shareholders	(286,975,847)	(175,789,356)

Capital share transactions: (Note 2)
Class 1	(54,850,288)	(114,240,767)
Class 2	(192,193,242)	94,364,085
Class 3	(8,380,444)	47,175,082
Class 4	10,948,393	—

Total capital share transactions	(244,475,581)	27,298,400

Redemption fees	34,017	39,617

Net increase (decrease) in net assets	(1,406,793,772)	295,347,597
Net assets:
Beginning of year	1,945,353,349	1,650,005,752

End of year	$538,559,577	$1,945,353,349

Undistributed net investment income included in net assets:
End of year	$20,812,671	$18,501,125

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,353,700	$25,940,524	4,490,443	$69,191,583
Shares issued in reinvestment of distributions	10,523,272	116,387,388	5,385,210	77,062,349
Shares redeemed in-kind (Note 10)	(4,035,054)	(26,002,704)	—	—
Shares redeemed	(17,164,161)	(171,175,496)	(17,058,565)	(260,494,699)

Net increase (decrease)	(8,322,243)	$(54,850,288)	(7,182,912)	$(114,240,767)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2008[a]		2007
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	11,623,915	$125,237,066	16,188,250	$242,521,079
Shares issued in reinvestment of distributions	14,189,685	155,235,152	6,563,863	93,075,581
Shares redeemed in-kind (Note 10)	(16,334,498)	(160,666,736)	—	—
Shares redeemed	(33,921,710)	(311,998,724)	(16,746,979)	(241,232,575)

Net increase (decrease)	(24,442,608)	$(192,193,242)	6,005,134	$94,364,085

Class 3 Shares:
Shares sold	1,019,532	$12,310,616	4,138,936	$61,021,476
Shares issued in reinvestment of distributions	1,367,241	14,902,925	399,394	5,651,425
Shares redeemed	(3,236,638)	(35,593,985)	(1,360,665)	(19,497,819)

Net increase (decrease)	(849,865)	$(8,380,444)	3,177,665	$47,175,082

Class 4 Shares:
Shares sold	1,437,741	$12,416,230
Shares issued on reinvestment of distributions	40,710	449,439
Shares redeemed	(294,611)	(1,917,276)

Net increase (decrease)	1,183,840	$10,948,393

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $152,508,979, and 229,868, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$55,303,760	$46,036,795
Long term capital gain	231,672,087	129,752,561

	$286,975,847	$175,789,356

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES (continued)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation),[ undistributed ordinary income and undistributed long term capital gains] for income tax purposes were as follows:

Cost of investments	$658,896,959

Unrealized appreciation	$55,489,682
Unrealized depreciation	(176,791,688)

Net unrealized appreciation (depreciation)	$(121,302,006)

Undistributed ordinary income	$28,293,176
Undistributed long term capital gains	2,719,265

Distributable earnings	$31,012,441

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign capital gains tax.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $902,227,649 and $1,187,010,215, respectively. Sales of investments excludes redemptions in-kind of $186,669,440.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

9. RESTRICTED SECURITIES (continued)

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
83,988	Centenergoholding	7/1/08	$—	$—
233,480	Intergenerasiya Holding Co.	7/1/08	—	—
64,163	Sibenergoholding JSC	7/1/08	—	—

	Total Restricted Securities (0.00% of Net Assets)			$—

10. REDEMPTION IN-KIND

During the year ended December 31, 2008, the Fund realized $8,268,018 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$536,934,659	$660,294	$—	$537,594,953

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

13. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

GDR - Global Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $231,672,087 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-40.39%	+1.76%	+1.73%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund. Since Class 3 shares were not offered until 5/1/04, performance prior to that date represents historical Class 2 performance. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +1.46%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its benchmark, the MSCI EAFE Index, which had a -43.06% total return for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During 2008, the global economy felt the effects of decelerating growth in the U.S. where housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy had negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half.

In an environment of extremely high commodity prices that increased inflationary pressure, the world’s monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth. The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank and many of the world’s central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world’s monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world’s currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, stock selection and underweighting in the materials sector helped the Fund’s performance relative to the benchmark index.2 Notable among these stocks were Canadian mine operator Barrick Gold,3 Finnish paper products manufacturer UPM-Kymmene and Australian packaging products company Amcor.

An underweighting in the troubled financials sector also boosted relative Fund performance for the year.4 Contributors included Swiss insurers ACE3 and Swiss Reinsurance.

Stock selection and an underweighted allocation in the consumer discretionary sector also positively impacted relative returns.5 Several U.K.-based companies, including food services provider Compass Group, home improvement retail chain Kingfisher and publisher Pearson, aided relative Fund results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance.

2. The materials sector comprises containers and packaging, metals and mining, and paper and forest products in the SOI.

3. This holding is not an index component.

4. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

5. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2008, the U.S. dollar appreciated in value relative to most non-U.S. currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Although the fund performed better than the benchmark index, some factors negatively affected relative performance. For example, the Fund’s underweighted exposure to the consumer staples sector, which performed better than the overall index, detracted from relative results.6

Stock selection in the volatile energy sector, which saw prices sharply rise and fall during the review period, also hurt relative results.7 Holdings in the oil, gas and consumable fuels industry, such as Indian petrochemical product manufacturer Reliance Industries3 and Russian natural gas extractor Gazprom,3 had steep price declines. The Fund’s holdings in Aker Solutions, a Norwegian mining services company, also detracted from relative performance.

Additionally, the Fund’s relative returns suffered from the Fund’s stock selection in the information technology sector.8 Stocks that lost value in this sector included semiconductor manufacturer Infineon Technologies (Germany), and electronic component manufacturers Flextronics (Singapore)3 and Lite-On Technology (Taiwan).3

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

6. The consumer staples sector comprises food products in the SOI.

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

8. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund 12/31/08

Company Sector/Industry, Country	% of Total Net Assets
Sanofi-Aventis	3.0%
Pharmaceuticals, France
British Energy Group PLC	2.9%
Electric Utilities, U.K.
GlaxoSmithKline PLC	2.5%
Pharmaceuticals, U.K.
Telefonica SA, ADR	2.5%
Diversified Telecommunication Services, Spain
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3%
Semiconductors & Semiconductor Equipment, Taiwan
BP PLC	2.3%
Oil, Gas & Consumable Fuels, U.K.
France Telecom SA	2.3%
Diversified Telecommunication Services, France
Total SA, B	2.0%
Oil, Gas & Consumable Fuels, France
Siemens AG	2.0%
Industrial Conglomerates, Germany
Vodafone Group PLC, ADR	2.0%
Wireless Telecommunication Services, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$677.60	$4.34
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.23

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.57	$19.00	$15.84	$14.53	$12.37

Income from investment operations[a]:
Net investment income[b]	0.45	0.45	0.46	0.30	0.26
Net realized and unrealized gains (losses)	(8.01)	2.46	2.94	1.20	2.05

Total from investment operations	(7.56)	2.91	3.40	1.50	2.31

Less distributions from:
Net investment income	(0.45)	(0.44)	(0.24)	(0.19)	(0.15)
Net realized gains	(1.61)	(0.90)	—	—	—

Total distributions	(2.06)	(1.34)	(0.24)	(0.19)	(0.15)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.95	$20.57	$19.00	$15.84	$14.53

Total return[d]	(40.23)%	15.79%	21.70%	10.48%	18.87%
Ratios to average net assets
Expenses[e]	0.77%	0.75%	0.75%	0.77%	0.82%
Net investment income	2.82%	2.22%	2.63%	2.03%	1.95%

Supplemental data
Net assets, end of year (000’s)	$262,725	$531,377	$594,991	$531,775	$506,456
Portfolio turnover rate	18.27%	26.74%	18.97% [f]	14.61%	10.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.25	$18.73	$15.63	$14.35	$12.24

Income from investment operations[a]:
Net investment income[b]	0.40	0.38	0.40	0.26	0.22
Net realized and unrealized gains (losses)	(7.89)	2.44	2.91	1.19	2.03

Total from investment operations	(7.49)	2.82	3.31	1.45	2.25

Less distributions from:
Net investment income	(0.39)	(0.40)	(0.21)	(0.17)	(0.14)
Net realized gains	(1.61)	(0.90)	—	—	—

Total distributions	(2.00)	(1.30)	(0.21)	(0.17)	(0.14)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.76	$20.25	$18.73	$15.63	$14.35

Total return[d]	(40.38)%	15.46%	21.44%	10.17%	18.53%
Ratios to average net assets
Expenses[e]	1.02%	1.00%	1.00%	1.02%	1.07%
Net investment income	2.57%	1.97%	2.38%	1.78%	1.70%

Supplemental data
Net assets, end of year (000’s)	$1,702,038	$3,255,154	$2,941,374	$2,232,990	$1,445,928
Portfolio turnover rate	18.27%	26.74%	18.97% [f]	14.61%	10.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2008	2007	2006	2005	2004[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.18	$18.68	$15.60	$14.35	$12.48

Income from investment operations[b]:
Net investment income[c]	0.39	0.37	0.37	0.25	0.09
Net realized and unrealized gains (losses)	(7.84)	2.45	2.94	1.18	1.92

Total from investment operations	(7.45)	2.82	3.31	1.43	2.01

Less distributions from:
Net investment income	(0.42)	(0.42)	(0.23)	(0.18)	(0.14)
Net realized gains	(1.61)	(0.90)	—	—	—

Total distributions	(2.03)	(1.32)	(0.23)	(0.18)	(0.14)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of year	$10.70	$20.18	$18.68	$15.60	$14.35

Total return[e]	(40.39)%	15.45%	21.46%	10.13%	16.25%
Ratios to average net assets[f]
Expenses[g]	1.02%	1.00%	1.00%	1.02%	1.07%
Net investment income	2.57%	1.97%	2.38%	1.78%	1.70%

Supplemental data
Net assets, end of year (000’s)	$271,061	$313,505	$150,417	$47,462	$16,559
Portfolio turnover rate	18.27%	26.74%	18.97% [h]	14.61%	10.91%

aFor the period May 1, 2004 (effective date) to December 31, 2004.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

Class 4	Period Ended December 31, 2008[a]

Per share operating performance
(for a share outstanding throughout the period )
Net asset value, beginning of period	$18.90

Income from investment operations[b]:
Net investment income[c]	0.15
Net realized and unrealized gains (losses)	(6.08)

Total from investment operations	(5.93)

Less distributions from:
Net investment income	(0.45)
Net realized gains	(1.61)

Total distributions	(2.06)

Redemption fees[d]	—

Net asset value, end of period	$10.91

Total return[e]	(35.15)%
Ratios to average net assets[f]
Expenses[g]	1.12%
Net investment income	2.47%

Supplemental data
Net assets, end of period (000’s)	$14,287
Portfolio turnover rate	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Templeton Foreign Securities Fund	Country	Shares/ Units/ Rights	Value
Common Stocks and Other Equity Interests 93.6%
Aerospace & Defense 1.6%
BAE Systems PLC	United Kingdom	4,494,870	$24,733,571
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	700,030	11,347,486

			36,081,057

Air Freight & Logistics 0.8%
Deutsche Post AG	Germany	1,087,912	17,958,089

Auto Components 0.7%
NOK Corp.	Japan	2,198,155	15,465,355

Automobiles 1.6%
Bayerische Motoren Werke AG	Germany	354,040	10,876,340
Toyota Motor Corp., ADR	Japan	380,380	24,892,067

			35,768,407

Capital Markets 1.3%
Invesco Ltd.	United States	1,744,177	25,185,916
[a]KKR Private Equity Investors LP	United States	1,155,000	4,042,500

			29,228,416

Commercial Banks 5.8%
DBS Group Holdings Ltd.	Singapore	1,240,347	7,290,556
[a]DBS Group Holdings Ltd., rts., 1/20/09	Singapore	620,173	1,298,792
Hana Financial Group Inc.	South Korea	672,040	10,375,915
[a]KB Financial Group Inc., ADR	South Korea	530,407	13,896,663
Mega Financial Holding Co. Ltd.	Taiwan	34,084,000	11,907,301
Mitsubishi UFJ Financial Group Inc.	Japan	3,429,500	21,537,084
Royal Bank of Scotland Group PLC	United Kingdom	7,120,299	5,137,379
Shinsei Bank Ltd.	Japan	8,731,478	13,808,061
Sumitomo Mitsui Financial Group Inc.	Japan	563,700	24,397,949
UniCredit SpA	Italy	8,344,507	20,360,877

			130,010,577

Communications Equipment 1.0%
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	2,929,600	22,880,176

Computers & Peripherals 1.0%
Compal Electronics Inc.	Taiwan	12,917,247	6,798,551
Lite-On Technology Corp.	Taiwan	22,816,681	14,932,656

			21,731,207

Containers & Packaging 1.1%
Amcor Ltd.	Australia	5,968,788	24,520,618

Diversified Financial Services 0.9%
ING Groep NV	Netherlands	2,046,888	20,979,659

Diversified Telecommunication Services 11.1%
China Telecom Corp. Ltd., H	China	73,292,357	27,330,251
Chunghwa Telecom Co. Ltd., ADR	Taiwan	2,312,608	36,076,685
France Telecom SA	France	1,868,953	52,162,606
Singapore Telecommunications Ltd.	Singapore	20,278,000	36,096,963
Telefonica SA, ADR	Spain	829,094	55,872,645
Telekom Austria AG	Austria	727,240	10,474,067
Telenor ASA	Norway	4,844,334	32,249,821

			250,263,038

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Electric Utilities 3.7%
British Energy Group PLC	United Kingdom	5,766,390	$65,102,838
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	19,386,294

			84,489,132

Electrical Equipment 0.5%
[a]Vestas Wind Systems AS	Denmark	191,258	10,905,109

Electronic Equipment, Instruments & Components 1.6%
[a]Flextronics International Ltd.	Singapore	4,132,960	10,580,378
FUJIFILM Holdings Corp.	Japan	921,374	20,551,833
Venture Corp. Ltd.	Singapore	1,339,613	4,095,989

			35,228,200

Energy Equipment & Services 0.4%
Aker Solutions ASA	Norway	1,386,290	8,969,719

Food Products 3.0%
Nestle SA	Switzerland	1,035,090	40,321,888
Unilever PLC	United Kingdom	1,170,483	26,993,777

			67,315,665

Health Care Equipment & Supplies 1.4%
Olympus Corp.	Japan	1,551,000	31,023,143

Health Care Providers & Services 0.5%
Celesio AG	Germany	440,310	11,882,730

Hotels, Restaurants & Leisure 1.3%
Autogrill SpA	Italy	1,429,290	10,732,354
Compass Group PLC	United Kingdom	3,611,978	18,147,632

			28,879,986

Industrial Conglomerates 2.7%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	16,425,401
Siemens AG	Germany	598,694	44,193,351

			60,618,752

Insurance 5.7%
ACE Ltd.	United States	729,799	38,620,963
Aviva PLC	United Kingdom	2,897,247	16,503,139
AXA SA	France	831,259	18,417,428
[b]AXA SA, 144A	France	38,270	847,912
Old Mutual PLC	United Kingdom	19,529,314	15,687,946
Swiss Reinsurance Co.	Switzerland	792,220	37,314,979

			127,392,367

Life Sciences Tools & Services 0.7%
Lonza Group AG	Switzerland	175,440	16,026,006

Media 4.6%
British Sky Broadcasting Group PLC	United Kingdom	2,941,216	20,619,806
Pearson PLC	United Kingdom	3,409,246	31,917,788
Reed Elsevier NV	Netherlands	1,742,483	20,515,448
Vivendi SA	France	905,850	29,468,614

			102,521,656

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Metals & Mining 1.5%
Barrick Gold Corp.	Canada	663,561	$24,381,831
POSCO, ADR	South Korea	141,230	10,627,558

			35,009,389

Multi-Utilities 1.4%
GDF Suez	France	602,301	29,750,627
[a]Suez Environnement SA	France	157,749	2,657,994

			32,408,621

Oil, Gas & Consumable Fuels 11.7%
BP PLC	United Kingdom	6,827,077	52,448,970
Eni SpA	Italy	1,275,111	29,847,215
Gazprom, ADR	Russia	643,700	9,172,725
Hindustan Petroleum Corp. Ltd.	India	2,415,168	13,546,201
Indian Oil Corp. Ltd.	India	1,194,026	10,467,988
Reliance Industries Ltd.	India	1,122,471	28,402,303
Royal Dutch Shell PLC, B	United Kingdom	1,736,593	43,752,570
Sasol, ADR	South Africa	971,480	29,464,988
Total SA, B	France	846,266	46,043,517

			263,146,477

Paper & Forest Products 0.8%
UPM-Kymmene OYJ	Finland	1,477,599	18,595,141

Pharmaceuticals 9.9%
GlaxoSmithKline PLC	United Kingdom	3,007,885	56,430,221
Merck KGaA	Germany	276,540	24,948,974
Novartis AG	Switzerland	825,010	40,713,575
Roche Holding AG	Switzerland	71,870	10,936,300
Sanofi-Aventis	France	1,066,665	67,714,904
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	21,948,981

			222,692,955

Professional Services 2.0%
Adecco SA	Switzerland	956,590	32,050,557
Randstad Holding NV	Netherlands	633,100	12,880,588

			44,931,145

Real Estate Management & Development 1.0%
Cheung Kong (Holdings) Ltd.	Hong Kong	2,483,922	23,492,488

Semiconductors & Semiconductor Equipment 4.4%
[a]Infineon Technologies AG	Germany	3,757,123	4,996,159
Samsung Electronics Co. Ltd.	South Korea	113,407	40,496,086
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	38,910,907	52,712,259

			98,204,504

Software 3.1%
[a]Check Point Software Technologies Ltd.	Israel	1,990,881	37,806,830
SAP AG, ADR	Germany	895,140	32,421,971

			70,228,801

Specialty Retail 1.4%
Kingfisher PLC	United Kingdom	15,543,496	30,647,771

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Textiles, Apparel & Luxury Goods 0.2%
Burberry Group PLC	United Kingdom	1,541,479	$4,992,495

Wireless Telecommunication Services 3.2%
Mobile TeleSystems, ADR	Russia	316,030	8,431,681
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,368,000	19,945,440
Vodafone Group PLC, ADR	United Kingdom	2,157,030	44,089,693

			72,466,814

Total Common Stocks and Other Equity Interests (Cost $2,874,142,965)			2,106,955,665

Preferred Stocks (Cost $2,340,943) 0.6%
Metals & Mining 0.6%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	1,296,112	13,803,593

Total Investments before Short Term Investments (Cost $2,876,483,908)			2,120,759,258

Short Term Investments (Cost $125,511,833) 5.6%
Money Market Funds 5.6%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	United States	125,511,833	125,511,833

Total Investments (Cost $3,001,995,741) 99.8%			2,246,271,091
Other Assets, less Liabilities 0.2%			3,839,699

Net Assets 100.0%			$2,250,110,790

See Abbreviations on page TF-24.

aNon-income producing for the twelve months ended December 31, 2008.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the value of this security was $847,912, representing 0.04% of net assets.

cSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,876,483,908
Cost - Sweep Money Fund (Note 7)	125,511,833

Total cost of investments	$3,001,995,741

Value - Unaffiliated issuers	$2,120,759,258
Value - Sweep Money Fund (Note 7)	125,511,833

Total value of investments	2,246,271,091
Receivables:
Investment securities sold	2,044,184
Capital shares sold	870,573
Dividends	5,400,824

Total assets	2,254,586,672

Liabilities:
Payables:
Capital shares redeemed	1,368,109
Affiliates	2,126,526
Custodian fees	411,918
Reports to shareholders	509,370
Accrued expenses and other liabilities	59,959

Total liabilities	4,475,882

Net assets, at value	$2,250,110,790

Net assets consist of:
Paid-in capital	$2,857,847,041
Undistributed net investment income	80,222,837
Net unrealized appreciation (depreciation)	(755,830,115)
Accumulated net realized gain (loss)	67,871,027

Net assets, at value	$2,250,110,790

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$262,724,991

Shares outstanding	23,995,816

Net asset value and maximum offering price per share	$10.95

Class 2:
Net assets, at value	$1,702,038,041

Shares outstanding	158,154,731

Net asset value and maximum offering price per share	$10.76

Class 3:
Net assets, at value	$271,060,629

Shares outstanding	25,325,977

Net asset value and maximum offering price per share[a]	$10.70

Class 4:
Net assets, at value	$14,287,129

Shares outstanding	1,309,369

Net asset value and maximum offering price per share	$10.91

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $12,000,492)
Unaffiliated issuers	$112,689,347
Sweep Money Fund (Note 7)	4,121,046
Interest (net of foreign taxes of $108)	617

Total investment income	116,811,010

Expenses:
Management fees (Note 3a)	20,049,698
Administrative fees (Note 3b)	3,017,103
Distribution fees: (Note 3c)
Class 2	6,250,018
Class 3	853,532
Class 4	15,609
Unaffiliated transfer agent fees	5,627
Custodian fees (Note 4)	911,729
Reports to shareholders	857,674
Registration and filing fees	3,586
Professional fees	86,521
Trustees’ fees and expenses	17,266
Other	93,999

Total expenses	32,162,362
Expense reductions (Note 4)	(10,171)

Net expenses	32,152,191

Net investment income	84,658,819

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	67,937,705
Foreign currency transactions	(3,987,907)

Net realized gain (loss)	63,949,798

Net change in unrealized appreciation (depreciation) on:
Investments	(1,759,715,281)
Translation of other assets and liabilities denominated in foreign currencies	(161,735)
Change in deferred taxes on unrealized appreciation (depreciation)	997,091

Net change in unrealized appreciation (depreciation)	(1,758,879,925)

Net realized and unrealized gain (loss)	(1,694,930,127)

Net increase (decrease) in net assets resulting from operations	$(1,610,271,308)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$84,658,819	$79,679,233
Net realized gain (loss) from investments and foreign currency transactions	63,949,798	319,667,578
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies, and deferred taxes	(1,758,879,925)	172,022,908

Net increase (decrease) in net assets resulting from operations	(1,610,271,308)	571,369,719

Distributions to shareholders from:
Net investment income:
Class 1	(10,823,949)	(13,007,672)
Class 2	(60,137,896)	(62,378,038)
Class 3	(8,627,614)	(4,668,468)
Class 4	(47,077)	—
Net realized gains:
Class 1	(39,165,092)	(26,934,025)
Class 2	(246,128,397)	(142,276,757)
Class 3	(33,305,113)	(10,123,984)
Class 4	(170,343)	—

Total distributions to shareholders	(398,405,481)	(259,388,944)

Capital share transactions: (Note 2)
Class 1	(20,239,535)	(110,488,366)
Class 2	(11,580,062)	66,307,351
Class 3	173,017,254	145,429,492
Class 4	17,522,726	—

Total capital share transactions	158,720,383	101,248,477

Redemption fees	31,545	24,688

Net increase (decrease) in net assets	(1,849,924,861)	413,253,940
Net assets:
Beginning of year	4,100,035,651	3,686,781,711

End of year	$2,250,110,790	$4,100,035,651

Undistributed net investment income included in net assets:
End of year	$80,222,837	$79,657,780

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3 and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,086,211	$16,606,956	1,232,157	$24,254,763
Shares issued in reinvestment of distributions	2,996,945	49,989,041	2,040,966	39,941,697
Shares redeemed	(5,914,630)	(86,835,532)	(8,769,318)	(174,684,826)

Net increase (decrease)	(1,831,474)	$(20,239,535)	(5,496,195)	$(110,488,366)

Class 2 Shares:
Shares sold	18,662,528	$282,933,070	20,015,006	$388,403,751
Shares issued in reinvestment of distributions	18,582,156	305,119,000	10,576,152	204,013,968
Shares redeemed	(39,817,365)	(599,632,132)	(26,940,536)	(526,110,368)

Net increase (decrease)	(2,572,681)	$(11,580,062)	3,650,622	$66,307,351

Class 3 Shares:
Shares sold	8,547,568	$149,148,052	7,292,215	$141,648,697
Shares issued in reinvestment of distributions	2,567,834	41,932,727	769,639	14,792,452
Shares redeemed	(1,325,100)	(18,063,525)	(578,013)	(11,011,657)

Net increase (decrease)	9,790,302	$173,017,254	7,483,841	$145,429,492

Class 4 Shares:
Shares sold	1,321,338	$17,596,379
Shares issued on reinvestment of distributions	13,018	216,877
Shares redeemed	(24,987)	(290,530)

Net increase (decrease)	1,309,369	$17,522,726

[a]For	the period February 29, 2008 (effective date) to December 31, 2008, for Class 4.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35% and 0.35% per year of its average daily net assets of Class 2, Class 3 and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $31,132,573 and $533,772, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$109,101,243	$89,150,006
Long term capital gain	289,304,238	170,238,938

	$398,405,481	$259,388,944

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,003,340,158

Unrealized appreciation	$141,682,942
Unrealized depreciation	(898,752,009)

Net unrealized appreciation (depreciation)	$(757,069,067)

Undistributed ordinary income	$81,183,999
Undistributed long term capital gains	99,920,625

Distributable earnings	$181,104,624

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $568,494,976 and $680,577,471, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$2,096,690,773	$149,580,318	$—	$2,246,271,091

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

11. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $289,304,240 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL INCOME SECURITIES FUND

This annual report for Templeton Global Income Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	+6.21%	+8.14%	+8.17%

*Class 3 shares were not offered until 4/1/05. As a result, Class 3 Fund performance for periods prior to 1/6/99 represents historical results of Class 1 shares, and for periods between 1/6/99 and 3/31/05 reflects historical results of Class 2 shares. Both Class 2 and Class 3 performance reflects an additional 12b-1 fee expense of 0.25% per year, which also affects future performance. Since 4/1/05 (effective date), the average annual total return of Class 3 shares was +7.68%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Government Bond Index (GBI) Global and the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the JPM GBI Global, which had a +12.00% total return in U.S. dollar terms for the year under review.1

Economic and Market Overview

The year was tumultuous for global economies and financial markets. High commodity prices and inflationary pressures during the first half of 2008 gave way to a worldwide recession with declining economic activity, inflation and interest rates. A multifaceted, international response to the financial crisis tried to limit the damage to the global economy. For example, Japan cut interest rates 40 basis points (bps; 100 bps equal one percentage point), Europe 150 bps and the U.S. 400 bps during the period. This situation benefited long duration, developed government bonds. Additionally, a flight to quality favored a small group of developed country government bonds and currencies as investors indiscriminately sought to reduce risk.

In the U.S., the economy was already contracting in the third quarter before the global economic slump in the fourth quarter. Nearly all economic data indicated weakness with employment, housing prices, expectations and eventually inflation pointing toward a severe recession. Futhermore, consumer spending dropped sharply and exports decelerated. In response, the Federal Reserve Board adopted a range for the federal funds target rate of 0% to 0.25% and stood ready to “employ all available tools” to promote economic growth and preserve price stability. Additionally, a large fiscal stimulus plan was in process. In Latin America, several governments also planned to cushion their economic slowdowns with increased government spending. In many of these countries, however, the downturn did not occur until late in the year and inflation remained elevated. Thus, other counter-cyclical policies,

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

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including monetary easing, had not been enacted at year-end. Further complicating the counter-cyclical effort, several commodity exporting countries’ government revenues seemed likely to fall due to significantly lower commodity prices.

Within much of developed Europe, the situation was similar to that of the U.S. The eurozone economy entered into a recession in the third quarter. Fourth quarter economic indicators suggested a significant deepening of the recession. After inflation rose above 4.0% in the summer, twice the level the European Central Bank (ECB) defines as consistent with price stability, lower energy prices reduced inflation to 1.6% in December.2 The ECB’s policy response remained two-pronged, including an unprecedented and unlimited liquidity expansion to the banking system, and the beginning of interest rate reductions. However, the fiscal response was small and poorly coordinated. Central and eastern European economies were some of the most severely affected. Following several years of rapid expansion, fueled by credit extension from European banks, many countries’ imbalances were revealed. Countries such as Hungary, Ukraine and Latvia had to ask the International Monetary Fund for support.

Asia’s economic growth slowed primarily due to weaker exports. However, Asian economic growth did not fall as sharply as in the U.S. or Europe. Additionally, Asia’s current accounts remained relatively stable and actually improved for some net commodity importers such as South Korea. Asian countries largely did not face balance of payment pressure during the year. Furthermore, with substantial international reserves and favorable conditions from official financing sources, most had some ability to cushion the external shock. Authorities sought to take advantage of this flexibility through monetary and fiscal easing. Notably, China’s State Council announced a four trillion yuan fiscal stimulus package, which amounted to about 12.0% of projected 2009 GDP.3 The Asian banking sector seemed likely to come under some stress as economies slow. However, the banking system remained fairly stable as banks have deleveraged since the 1997 crisis and authorities appeared willing and capable of stabilizing the banking sector given their previous experience.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among

2. Source: European Central Bank.

3. Source: International Monetary Fund.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

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currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize forward currency exchange contracts.

Manager’s Discussion

In 2008, the global economy and financial system were hit by multiple shocks, which resulted in significant market turbulence. Given this backdrop, the Fund provided positive results largely due to diversification and our actively managed fundamental investment strategy. The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

For much of the year, a disconnect existed between interest rates charged by the market and many countries’ underlying fundamentals. The flight to quality into developed market government bonds and developing economies’ commodity-driven inflationary pressures led markets to price in decoupling of global growth we believed was unrealistic where interest rates would stay high outside the largest developed economies. However, toward year-end, interest rate cuts began to be priced in around the globe, leading to strong returns for the Fund’s New Zealand, Australian, South Korean and Mexican duration exposures. Duration exposure contributed significantly to absolute performance due to these select positions. However, on a relative basis, the Fund’s diversified exposures underperformed the more concentrated benchmark due to the strong rally in U.S., British and Japanese Treasury bonds. The Fund continued to see value in bonds outside of these three core economies due to higher relative yields.

Currency Strategy

The Fund’s diverse currency exposure produced mixed results despite its ongoing commitment to holding only currencies of economies with strong underlying fundamentals. For example, the Fund attempted to capitalize on accelerating worldwide deleveraging by investing in the Japanese yen and Swiss franc, which were low-yielding currencies from countries with external surpluses. These currencies benefited from local investors’ repatriation of international investments as risk aversion rose. The currencies of these countries, who are net creditors, became safe

Currency Breakdown

Templeton Global Income Securities Fund 12/31/08

% of Total Net Assets
Asia Pacific	75.2%
Japanese Yen	24.8%
Malaysian Ringgit	16.0%
Indonesian Rupiah	10.0%
Chinese Yuan	8.7%
Vietnamese Dong	4.8%
South Korean Won	3.6%
Taiwanese Dollar	3.1%
Kazakhstani Tenge	1.5%
Indian Rupee	1.2%
Australian Dollar	0.9%
Singapore Dollar	0.5%
New Zealand Dollar	0.1%

Americas	37.6%
U.S. Dollar	30.3%
Brazilian Real	2.3%
Peruvian Nuevo Sol	2.2%
Mexican Peso	2.1%
Chilean Peso	0.7%

Middle East & Africa	5.4%
Egyptian Pound	5.4%

Europe	-18.2%
Swedish Krona	8.8%
Swiss Franc	7.9%
Russian Ruble	5.7%
Polish Zloty	2.6%
Norwegian Krone	2.4%
Czech Koruna	0.8%
Romania Leu*	-0.8%
British Pound Sterling*	-2.6%
Euro*	-43.0%

*Romania leu = -0.8%, British pound sterling = -2.6%, and euro = -43.0% due to forward exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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havens within the turmoil. Additionally, the Fund’s underweighted exposure to the euro benefited relative performance as the credit crunch became a significant global problem leading to difficulties for the leveraged European economy and lower interest rates from the ECB. Although the Fund correctly identified the euro as overvalued at close to its all-time high, several other currency exposures hurt relative performance as extreme risk aversion led to some currencies trading out of line with their relative fundamentals. The Brazilian real, Indonesian rupiah and Malaysian ringgit depreciated against the U.S. dollar during the year despite those countries’ strong relative economic growth and trade surpluses.

Global Sovereign Debt Strategy

The Fund maintained limited exposure to U.S.-dollar denominated sovereign credit during the year because of what we considered unattractive valuations. However, the sell-off in some bond markets due to forced selling by hedge funds and deleveraging by the sell-side broker community pushed down valuations past levels we viewed as consistent with medium-term valuations. This indiscriminate risk reduction allowed us an opportunity to add to our sovereign bond positions at what were to us attractive, depressed levels. It is worth highlighting the substantial improvement in sovereign credit fundamentals compared with prior episodes of volatility. Importantly, many governments’ external debt burdens during the period were lower than in the 1990s. Although some countries may likely experience crises, we believed the indiscriminate sell-off of risky assets created select opportunities where markets may have overpriced sovereign default risk.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

*The Fund’s EMU investments were in Austria, France, Germany and the Netherlands.

**The Fund’s supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar, Norwegian krone and Polish zloty.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Income Securities Fund – Class 3

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$1,049.80	$4.33
Hypothetical (5% return before expenses)	$1,000	$1,020.91	$4.27

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (0.84%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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SUPPLEMENT DATED OCTOBER 8, 2008

TO THE PROSPECTUS DATED MAY 1, 2008

TEMPLETON GLOBAL INCOME SECURITIES FUND

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Effective May 1, 2009, Templeton Global Income Securities Fund will change its name to “Templeton Global Bond Securities Fund” and adopt a fund policy that, under normal market conditions, the Fund will invest at least 80% of its net assets in bonds and give shareholders at least 60 days’ advance notice of any change to the policy. “Bonds” will include debt securities of any maturity, such as bonds, notes, bills and debentures.

Please keep this supplement for future reference.

TGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 1	2008		2007		2006		2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.00		$15.73		$14.36		$15.80	$15.54

Income from investment operations[a]:
Net investment income[b]	0.80		0.77		0.61		0.57	0.66
Net realized and unrealized gains (losses)	0.27		0.97		1.24		(1.03)	1.37

Total from investment operations	1.07		1.74		1.85		(0.46)	2.03

Less distributions from net investment income and net foreign currency gains	(0.65)		(0.47)		(0.48)		(0.98)	(1.77)

Redemption fees	—	[c]	—	[c]	—	[c]	— [c]	—

Net asset value, end of year	$17.42		$17.00		$15.73		$14.36	$15.80

Total return[d]	6.46%		11.27%		13.14%		(2.91)%	15.09%
Ratios to average net assets
Expenses before expense reduction	0.58%		0.64%		0.80%		0.78%	0.79%
Expenses net of expense reduction	0.58%		0.64%		0.72%		0.74%	0.78%
Net investment income	4.66%		4.70%		4.09%		3.81%	4.40%

Supplemental data
Net assets, end of year (000’s)	$220,588		$137,700		$75,843		$53,115	$49,845
Portfolio turnover rate	28.46%		47.33%		30.65%		30.28%	37.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

The accompanying notes are an integral part of these financial statements.

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 2	2008		2007		2006		2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.72		$15.50		$14.19		$15.64	$15.42

Income from investment operations[a]:
Net investment income[b]	0.74		0.72		0.57		0.52	0.60
Net realized and unrealized gains (losses)	0.27		0.96		1.21		(1.00)	1.36

Total from investment operations	1.01		1.68		1.78		(0.48)	1.96

Less distributions from net investment income and net foreign currency gains	(0.63)		(0.46)		(0.47)		(0.97)	(1.74)

Redemption fees	—	[c]	—	[c]	—	[c]	— [c]	—

Net asset value, end of year	$17.10		$16.72		$15.50		$14.19	$15.64

Total return[d]	6.21%		11.00%		12.77%		(3.08)%	14.74%
Ratios to average net assets
Expenses before expense reduction	0.83%		0.89%		1.05%		1.03%	1.04%
Expenses net of expense reduction	0.83%		0.89%		0.97%		0.99%	1.03%
Net investment income	4.41%		4.45%		3.84%		3.56%	4.15%

Supplemental data
Net assets, end of year (000’s)	$793,881		$480,649		$205,768		$61,255	$19,779
Portfolio turnover rate	28.46%		47.33%		30.65%		30.28%	37.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

The accompanying notes are an integral part of these financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 3	2008	2007	2006	2005[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.70	$15.49	$14.18	$15.27

Income from investment operations[b]:
Net investment income[c]	0.74	0.72	0.58	0.38
Net realized and unrealized gains (losses)	0.27	0.95	1.21	(0.50)

Total from investment operations	1.01	1.67	1.79	(0.12)

Less distributions from net investment income and net foreign currency gains	(0.63)	(0.46)	(0.48)	(0.97)

Redemption fees[d]	—	—	—	—

Net asset value, end of year	$17.08	$16.70	$15.49	$14.18

Total return[e]	6.21%	11.03%	12.84%	(0.80)%
Ratios to average net assets[f]
Expenses before expense reduction	0.83%	0.89%	1.05%	1.03%
Expenses net of expense reduction	0.83%	0.89%	0.97%	0.99%
Net investment income	4.41%	4.45%	3.84%	3.56%

Supplemental data
Net assets, end of year (000’s)	$128,155	$91,162	$35,572	$5,769
Portfolio turnover rate	28.46%	47.33%	30.65%	30.28%

aFor the period April 1, 2005 (effective date) to December 31, 2005.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

TGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.00

Income from investment operations[b]:
Net investment income[c]	0.66
Net realized and unrealized gains (losses)	(0.64)

Total from investment operations	0.02

Less distributions from net investment income and net foreign currency gains	(0.65)

Redemption fees[d]	—

Net asset value, end of period	$17.37

Total return[e]	0.26%
Ratios to average net assets[f]
Expenses[g]	0.93%
Net investment income	4.31%

Supplemental data
Net assets, end of period (000’s)	$43,069
Portfolio turnover rate	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities 78.5%
Argentina 2.4%
[b,c]Government of Argentina, senior bond, FRN, 3.127%, 8/03/12	107,485,000		$28,538,394

Australia 6.2%
New South Wales Treasury Corp., 6.00%, 5/01/12	13,180,000	AUD	9,735,403
senior note, 5.50%, 3/01/17	32,225,000	AUD	23,825,946
Queensland Treasury Corp., 09G, 6.00%, 7/14/09	3,195,000	AUD	2,292,190
13, 6.00%, 8/14/13	6,580,000	AUD	4,897,876
17, 6.00%, 9/14/17	13,160,000	AUD	10,075,134
[d]144A, 7.125%, 9/18/17	33,340,000	NZD	22,937,524

			73,764,073

Austria 3.3%
[d]Government of Austria, senior bond, 144A, 5.00%, 7/15/12	400,000	EUR	595,828
Oesterreichische Kontrollbank AG, senior bond, 2.75%, 6/14/11	40,000,000	CHF	38,993,127

			39,588,955

Brazil 2.4%
Nota Do Tesouro Nacional, 9.762%, 1/01/12	20,470	[e] BRL	8,320,814
9.762%, 1/01/14	7,100	[e] BRL	2,754,746
9.762%, 1/01/17	22,490	[e] BRL	8,377,863
[f]Index Linked, 6.00%, 5/15/15	2,750	[e] BRL	1,908,123
[f]Index Linked, 6.00%, 5/15/45	10,825	[e] BRL	7,092,029

			28,453,575

Canada 3.0%
Province of Manitoba, 6.375%, 9/01/15	37,805,000	NZD	23,416,895
Province of Ontario, 6.25%, 6/16/15	19,125,000	NZD	11,622,565

			35,039,460

France 3.7%
Government of France, 4.00%, 10/25/09	195,000	EUR	277,462
4.25%, 10/25/17	27,650,000	EUR	41,357,034
4.25%, 4/25/19	1,520,000	EUR	2,270,809

			43,905,305

Germany 0.8%
Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16	137,707,000	MXN	9,870,424

Hungary 0.7%
Government of Hungary, 4.375%, 7/04/17	1,225,000	EUR	1,391,232
5.75%, 6/11/18	5,365,000	EUR	6,642,314

			8,033,546

Indonesia 9.6%
Government of Indonesia,
FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,426,700
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	14,278,571
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	19,827,734
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	6,398,590
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	2,655,707

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia, (continued)
FR37, 12.00%, 9/15/26	8,230,000,000	IDR	$741,832
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	488,648
FR40, 11.00%, 9/15/25	61,856,000,000	IDR	5,192,502
FR42, 10.25%, 7/15/27	88,574,000,000	IDR	6,988,409
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	5,486,007
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	346,309
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	17,008,500
FR47, 10.00%, 2/15/28	61,737,000,000	IDR	4,757,713
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,280,643
FR49, 9.00%, 9/15/13	53,560,000,000	IDR	4,434,672
[d]senior bond,144A, 6.875%, 1/17/18	1,690,000		1,378,979
[d]senior bond, 144A, 8.50%, 10/12/35	2,924,000		2,459,300
[d]senior bond, 144A, 6.625%, 2/17/37	1,710,000		1,290,594
[d]senior bond, 144A, 7.75%, 1/17/38	3,630,000		3,062,813
[g]senior bond, Reg S, 6.875%, 1/17/18	3,395,000		2,770,198
[g]senior bond, Reg S, 8.50%, 10/12/35	6,195,000		5,210,453
[g]senior bond, Reg S, 6.625%, 2/17/37	530,000		400,009
[g]senior bond, Reg S, 7.75%, 1/17/38	7,350,000		6,201,562

			114,086,445

Iraq 0.1%
[g]Government of Iraq, Reg S, 5.80%, 1/15/28	2,415,000		1,029,394

Malaysia 4.7%
Government of Malaysia, 3.869%, 4/13/10	1,690,000	MYR	495,003
3.756%, 4/28/11	106,560,000	MYR	31,394,135
3.833%, 9/28/11	3,660,000	MYR	1,082,653
3.461%, 7/31/13	12,600,000	MYR	3,714,677
3.814%, 2/15/17	18,885,000	MYR	5,654,210
4.24%, 2/07/18	44,360,000	MYR	13,826,007

			56,166,685

Mexico 9.3%
Government of Mexico, 9.00%, 12/20/12	265,000	[h] MXN	2,024,497
8.00%, 12/19/13	794,500	[h] MXN	5,841,588
8.00%, 12/17/15	726,000	[h] MXN	5,317,030
7.25%, 12/15/16	250,000	[h] MXN	1,750,456
10.00%, 12/05/24	7,082,800	[h] MXN	59,451,107
10.00%, 11/20/36	365,000	[h] MXN	3,146,575
[d]144A, 7.50%, 3/08/10	450,000	EUR	646,539
M 10, 7.75%, 12/14/17	4,473,000	[h] MXN	32,206,772

			110,384,564

Netherlands 1.6%
Government of the Netherlands, 4.50%, 7/15/17	12,280,000	EUR	18,445,737

New Zealand 0.1%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,445,878

Norway 2.0%
Government of Norway, 5.50%, 5/15/09	76,360,000	NOK	11,086,437

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Norway (continued)
Government of Norway, (continued) 6.00%, 5/16/11	29,300,000	NOK	$4,547,454
6.50%, 5/15/13	49,400,000	NOK	8,067,894

			23,701,785

Peru 0.3%
Government of Peru, 7.84%, 8/12/20	4,945,000	PEN	1,615,439
7, 8.60%, 8/12/17	6,185,000	PEN	2,112,041

			3,727,480

Philippines 0.0%[i]
[g]Government of the Philippines, Reg S, 9.125%, 2/22/10	330,000	EUR	466,630

Poland 1.6%
Government of Poland, 6.00%, 5/24/09	4,045,000	PLN	1,364,583
5.75%, 9/23/22	48,750,000	PLN	17,026,501

			18,391,084

Russia 5.2%
Government of Russia, [d]144A, 7.50%, 3/31/30	40,172,160		35,552,362
[g]senior bond, Reg S, 7.50%, 3/31/30	29,248,100		25,774,888

			61,327,250

South Africa 0.6%
Government of South Africa, 5.25%, 5/16/13	3,590,000	EUR	4,426,997
4.50%, 4/05/16	1,874,000	EUR	2,024,526
senior note, 6.50%, 6/02/14	805,000		768,725
senior note, 5.875%, 5/30/22	100,000		82,750

			7,302,998

South Korea 8.2%
Korea Deposit Insurance Corp., 07-1, 5.57%, 9/14/12	6,600,000,000	KRW	5,403,500
08-1, 5.28%, 2/15/13	880,000,000	KRW	702,964
Korea Treasury Bond, 0500-1609, 5.00%, 9/10/16	2,806,000,000	KRW	2,314,910
0525-1209, 5.25%, 9/10/12	28,539,000,000	KRW	23,584,159
0525-2703, 5.25%, 3/10/27	16,857,900,000	KRW	14,273,823
0550-1709, 5.50%, 9/10/17	59,230,600,000	KRW	50,651,373

			96,930,729

[j]Supranational 4.3%
European Bank For Reconstruction & Development, senior note, 5.10%, 6/12/09	40,000,000	PLN	13,565,763
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	5,050,662
1612/37, 6.50%, 9/10/14	7,850,000	NZD	4,978,851
[b]FRN, 0.723%, 9/21/11	1,170,000,000	JPY	12,673,354
Inter-American Development Bank, 1.90%, 7/08/09	175,000,000	JPY	1,939,089
6.00%, 12/15/17	575,000	NZD	357,375
senior note, 7.50%, 12/05/24	200,000,000	MXN	12,468,100

			51,033,194

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Sweden 4.5%
Government of Sweden, 5.00%, 1/28/09	247,720,000	SEK	$31,743,897
4.00%, 12/01/09	163,000,000	SEK	21,368,760

			53,112,657

United States and U.S. Territories 3.0%
Alabama Public Housing Authorities Capital Program Revenue, Series B, FSA Insured, 4.45%, 1/01/24	680,000		614,074
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F1, 5.50%, 4/01/43	2,810,000		2,754,531
Bexar County Hospital District GO, Certificates of Obligation, 5.00%, 2/15/32	1,615,000		1,494,586
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,307,088
California State GO, Refunding, 5.125%, 4/01/33	4,725,000		4,187,673
5.00%, 4/01/38	1,985,000		1,684,570
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 4.25%, 7/01/14	4,545,000		4,391,742
Hamilton County Sales Tax Revenue, Refunding, Sub Series A, FSA Insured, 5.00%, 12/01/32	3,650,000		3,261,421
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	2,155,000		2,026,476
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Refunding, Third Indenture Series A, FGIC Insured, 5.00%, 7/01/19	1,500,000		1,638,195
Minneapolis Health Care System Revenue, Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	1,790,000		1,789,803
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series A, Assured Guaranty, 5.50%, 12/15/38	3,015,000		2,975,654
New York City GO, Series L, Sub Series L-1, 5.00%, 4/01/26	700,000		642,537
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	2,400,000		2,339,064
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, MBIA Insured, 5.50%, 7/01/21	875,000		769,562
Seattle Water System Revenue, BHAC Insured, 5.00%, 9/01/34	1,860,000		1,787,144
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	1,500,000		1,480,050
Wisconsin State GO, Series A, FGIC Insured, 5.00%, 5/01/21	500,000		515,725

			35,659,895

Venezuela 0.9%
Government of Venezuela, 10.75%, 9/19/13	5,365,000		3,540,900
[g]senior bond, Reg S, 5.375%, 8/07/10	9,235,000		7,249,937

			10,790,837

Total Government and Agency Securities (Cost $1,045,347,114)			931,196,974

Short Term Investments 7.3%
Government and Agency Securities (Cost $64,302,771) 5.3%
Egypt 5.3%
[k]Egypt Treasury Bills, 1/13/09 - 9/22/09	361,700,000	EGP	62,687,173

Total Investments before Repurchase Agreements (Cost $1,109,649,885)			993,884,147

TGI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]	Value
Short Term Investments (continued)
United States 2.0%
Repurchase Agreements (Cost $23,833,671) 2.0%
[l]Joint Repurchase Agreement, 0.019%, 1/02/09 (Maturity Value $23,833,697)	23,833,671	$23,833,671
Banc of America Securities LLC (Maturity Value $3,678,493)
Barclays Capital Inc. (Maturity Value $3,503,553)
BNP Paribas Securities Corp. (Maturity Value $4,671,405)
Credit Suisse Securities (USA) LLC (Maturity Value $4,671,405)
Deutsche Bank Securities Inc. (Maturity Value $2,695,829)
HSBC Securities (USA) Inc. (Maturity Value $3,503,553)
UBS Securities LLC (Maturity Value $1,109,459)

Collateralized by U.S. Government Agency Securities, 3.50% - 7.00%, 6/15/09 - 5/20/22;
[k]U.S. Government Agency Discount Notes, 1/05/09 - 10/19/09;
[k]U.S. Treasury Bills, 1/15/09; and U.S. Treasury Notes, 0.875% - 4.625%, 7/15/09 - 2/28/11

Total Investments (Cost $1,133,483,556) 85.8%		1,017,717,818
Net Unrealized Appreciation on Forward Exchange Contracts 8.9%		105,221,728
Other Assets, less Liabilities 5.3%		62,753,151

Net Assets 100.0%		$1,185,692,697

See Abbreviations on page TGI-35.

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the aggregate value of these securities was $67,923,939, representing 5.73% of net assets.

ePrincipal amount is stated in 1,000 Brazilian Real Units.

fRedemption price at maturity is adjusted for inflation. See Note 1(g).

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the aggregate value of these securities was $49,103,071, representing 4.14% of net assets.

hPrincipal amount is stated in 100 Mexican Peso Units.

iRounds to less than 0.1% of net assets.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security is traded on a discount basis with no stated coupon rate.

lSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,109,649,885
Cost - Repurchase agreements	23,833,671

Total cost of investments	$1,133,483,556

Value - Unaffiliated issuers	$993,884,147
Value - Repurchase agreements	23,833,671

Total value of investments	1,017,717,818
Foreign currency, at value (cost $24,750,521)	25,218,604
Receivables:
Investment securities sold	17,410,699
Capital shares sold	2,505,087
Interest	20,114,639
Swaps	460,452
Unrealized appreciation on forward exchange contracts (Note 7)	130,835,741
Unrealized appreciation on swap contracts (Note 8)	3,973,278

Total assets	1,218,236,318

Liabilities:
Payables:
Capital shares redeemed	734,186
Affiliates	860,328
Swaps	507,848
Collateral due to brokers for swaps	4,310,000
Unrealized depreciation on forward exchange contracts (Note 7)	25,614,013
Accrued expenses and other liabilities	517,246

Total liabilities	32,543,621

Net assets, at value	$1,185,692,697

Net assets consist of:
Paid-in capital	$1,116,037,376
Undistributed net investment income	109,190,320
Net unrealized appreciation (depreciation)	(8,323,499)
Accumulated net realized gain (loss)	(31,211,500)

Net assets, at value	$1,185,692,697

The accompanying notes are an integral part of these financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Templeton Global Income Securities Fund
Class 1:
Net assets, at value	$220,588,370

Shares outstanding	12,666,043

Net asset value and maximum offering price per share	$17.42

Class 2:
Net assets, at value	$793,880,705

Shares outstanding	46,427,481

Net asset value and maximum offering price per share	$17.10

Class 3:
Net assets, at value	$128,155,031

Shares outstanding	7,501,544

Net asset value and maximum offering price per share[a]	$17.08

Class 4:
Net assets, at value	$43,068,591

Shares outstanding	2,479,755

Net asset value and maximum offering price per share	$17.37

[a]Redemption	price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes of $1,123,962)	$55,470,996

Expenses:
Management fees (Note 3a)	5,007,769
Distribution fees: (Note 3c)
Class 2	1,780,030
Class 3	318,414
Class 4	43,874
Unaffiliated transfer agent fees	3,310
Custodian fees (Note 4)	835,597
Reports to shareholders	211,537
Registration and filing fees	12,641
Professional fees	47,994
Trustees’ fees and expenses	4,372
Other	33,344

Total expenses	8,298,882
Expense reductions (Note 4)	(1,036)

Net expenses	8,297,846

Net investment income	47,173,150

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	12,671,523
Foreign currency transactions	23,284,320
Swap contracts	58,370

Net realized gain (loss)	36,014,213

Net change in unrealized appreciation (depreciation) on:
Investments	(134,945,794)
Translation of other assets and liabilities denominated in foreign currencies	102,205,982

Net change in unrealized appreciation (depreciation)	(32,739,812)

Net realized and unrealized gain (loss)	3,274,401

Net increase (decrease) in net assets resulting from operations	$50,447,551

The accompanying notes are an integral part of these financial statements.

TGI-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$47,173,150	$21,282,117
Net realized gain (loss) from investments, foreign currency transactions, and swap contracts	36,014,213	17,882,637
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(32,739,812)	8,914,827

Net increase (decrease) in net assets resulting from operations	50,447,551	48,079,581

Distributions to shareholders from net investment income and net foreign currency gains:
Class 1	(8,184,833)	(2,456,235)
Class 2	(26,397,120)	(8,266,690)
Class 3	(4,932,732)	(1,628,484)
Class 4	(162,330)	—

Total distributions to shareholders	(39,677,015)	(12,351,409)

Capital share transactions: (Note 2)
Class 1	81,904,183	55,559,172
Class 2	305,411,151	250,108,969
Class 3	36,362,798	50,922,791
Class 4	41,657,210	—

Total capital share transactions	465,335,342	356,590,932

Redemption fees	75,291	9,428

Net increase (decrease) in net assets	476,181,169	392,328,532
Net assets:
Beginning of year	709,511,528	317,182,996

End of year	$1,185,692,697	$709,511,528

Undistributed net investment income included in net assets:
End of year	$109,190,320	$35,686,615

The accompanying notes are an integral part of these financial statements.

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Global Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

On September 19, 2008, the Trust’s Board of Trustees approved a proposal to change the name of the Fund to Templeton Global Bond Securities Fund, effective May 1, 2009.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2008. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Interest Rate Swaps

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The interest receivable or payable is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Interest Rate Swaps (continued)

recorded as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. When the swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in the market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,101,454	$141,208,761	5,103,718	$85,032,506
Shares issued in reinvestment of distributions	492,765	8,184,833	153,227	2,456,235
Shares redeemed	(4,030,383)	(67,489,411)	(1,977,376)	(31,929,569)

Net increase (decrease)	4,563,836	$81,904,183	3,279,569	$55,559,172

Class 2 Shares:
Shares sold	26,653,241	$454,110,268	16,336,797	$264,154,676
Shares issued in reinvestment of distributions	1,616,480	26,397,120	523,540	8,266,690
Shares redeemed	(10,588,115)	(175,096,237)	(1,388,223)	(22,312,397)

Net increase (decrease)	17,681,606	$305,411,151	15,472,114	$250,108,969

Class 3 Shares:
Shares sold	4,221,478	$72,520,138	3,533,597	$56,987,401
Shares issued in reinvestment of distributions	302,251	4,932,732	103,199	1,628,484
Shares redeemed	(2,479,464)	(41,090,072)	(475,906)	(7,693,094)

Net increase (decrease)	2,044,265	$36,362,798	3,160,890	$50,922,791

Class 4 Shares:
Shares sold	2,552,445	$42,834,654
Shares issued on reinvestment of distributions	9,768	162,150
Shares redeemed	(82,458)	(1,339,594)

Net increase (decrease)	2,479,755	$41,657,210

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35% and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009	$1,649,033
2010	177,731

$1,826,764

During the year ended December 31, 2008, the Fund utilized $159,858 of capital loss carryforwards.

On December 31, 2008, the Fund had expired capital loss carryforwards of $2,210,660, which were reclassified to paid-in capital.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $1,732,457 and $28,031,402, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from – ordinary income	$39,677,015	$12,351,409

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,135,672,962

Unrealized appreciation	$16,301,395
Unrealized depreciation	(134,256,539)

Net unrealized appreciation (depreciation)	$(117,955,144)

Distributable earnings – undistributed ordinary income	$191,893,740

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, inflation related adjustments on foreign securities, interest rate swaps, and tax straddles.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, interest rate swaps, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $799,585,432 and $233,195,853, respectively.

TGI-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy
1,410,703	Peruvian Nuevo Sol	5,494,676	MXN	1/22/09	$50,830	$—
149,124,962,753	Viet Nam Dong	12,970,535	NZD	1/22/09	939,306	—
514,600,000	Kazakhstani Tenge	4,000,000		1/29/09	147,987	—
34,696,800	Japanese Yen	226,895	EUR	1/30/09	65,841	—
139,956,750	Kazakhstani Tenge	1,085,020		2/06/09	37,162	—
440,854,500	Japanese Yen	4,150,000		2/17/09	713,935	—
16,706,255	Euro	22,239,729		2/23/09	1,074,009	—
56,848,000	Kazakhstani Tenge	440,000		2/26/09	10,156	—
6,682,502	Euro	8,920,706		2/27/09	403,829	—
88,025,000	Indian Rupee	2,852,731	NZD	2/27/09	146,027	—
325,942,003	Kazakhstani Tenge	2,529,758		2/27/09	49,645	—
870,000,000	South Korean Won	606,356		3/04/09	84,668	—
126,735,095,854	Viet Nam Dong	11,084,376	NZD	3/12/09	715,479	—
126,735,095,875	Viet Nam Dong	11,089,511	NZD	3/16/09	707,584	—
27,904,000	Russian Ruble	653,336	EUR	3/20/09	—	(81,636)
60,658,992,000	Viet Nam Dong	4,356,973	AUD	3/23/09	344,714	—
9,415,305	Euro	18,159,864	SGD	4/14/09	484,772	—
329,402,395	Kazakhstani Tenge	2,632,271		4/30/09	—	(140,322)
122,773,200	Swedish Krona	13,100,000	EUR	4/30/09	—	(2,554,840)
1,342,374,000	Japanese Yen	13,665,622		5/07/09	1,173,268	—
1,998,991	Peruvian Nuevo Sol	8,108,839	MXN	5/07/09	56,046	—
5,296,692	Peruvian Nuevo Sol	1,930,000		5/08/09	—	(268,054)
8,062,720	Peruvian Nuevo Sol	2,982,878		5/15/09	—	(455,231)
28,853,000,000	Indonesian Rupiah	2,092,313		5/18/09	425,401	—
144,407,250	Japanese Yen	1,526,988		5/18/09	69,765	—
10,085,857	Peruvian Nuevo Sol	3,728,598		5/19/09	—	(568,270)
7,566,000,000	Indonesian Rupiah	522,694		5/22/09	136,748	—
507,359,240	Kazakhstani Tenge	44,462,684	MXN	5/27/09	644,543	—
16,998,965,000	Viet Nam Dong	1,193,564	AUD	5/29/09	103,652	—
1,578,866,058	Japanese Yen	16,719,431		6/02/09	745,183	—
14,790,681,000	Viet Nam Dong	1,038,951	AUD	6/02/09	89,248	—
345,000,000	Japanese Yen	3,732,756		6/05/09	83,749	—
62,619,618,000	Viet Nam Dong	4,394,304	AUD	6/22/09	367,592	—
14,772,000	Malaysian Ringgit	2,923,412	EUR	7/07/09	206,628	—
7,600,000	Malaysian Ringgit	1,529,390	EUR	7/09/09	71,256	—
10,550,000	Malaysian Ringgit	2,115,415	EUR	7/17/09	110,648	—
6,015,055	Malaysian Ringgit	1,213,740	EUR	8/05/09	53,985	—
1,100,000	Malaysian Ringgit	221,828	EUR	8/07/09	10,089	—
279,885,550	Japanese Yen	1,726,090	EUR	8/10/09	700,541	—
154,325,250	Japanese Yen	972,679	EUR	8/11/09	357,209	—
290,165,200	Japanese Yen	1,862,222	EUR	8/21/09	626,392	—
143,907,400	Japanese Yen	922,720	EUR	8/26/09	312,133	—
27,917,500	Japanese Yen	184,077	EUR	9/04/09	53,600	—
11,099,031	U.S. Dollar	7,821,727	EUR	9/08/09	221,900	—
243,055,778,970	Viet Nam Dong	144,871,783	MXN	9/08/09	3,368,764	—
101,991,966	Russian Ruble	42,848,809	MXN	9/15/09	—	(166,405)
295,496,613	Russian Ruble	17,768,247	NZD	9/15/09	—	(2,094,757)

TGI-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy (continued)
15,520,594	U.S. Dollar	11,369,815	EUR	9/15/09	$—	$(289,371)
24,005,420	U.S. Dollar	17,083,450	EUR	9/17/09	251,062	—
14,296,000	Chinese Yuan	1,489,167	EUR	9/18/09	—	(27,347)
89,074,900	Chinese Yuan	9,307,428	EUR	9/23/09	—	(214,528)
30,000,000	Swedish Krona	3,119,119	EUR	9/23/09	—	(489,400)
39,743,000	Chinese Yuan	4,095,317	EUR	9/24/09	—	(16,239)
468,694,201	Russian Ruble	22,297,983	AUD	9/24/09	—	(2,819,099)
25,000,000	Indian Rupee	818,331	NZD	9/25/09	39,749	—
837,000,000	Japanese Yen	5,602,258	EUR	9/28/09	1,499,289	—
258,201,997	Russian Ruble	12,410,890	AUD	9/28/09	—	(1,651,718)
8,340,000	Malaysian Ringgit	1,704,998	EUR	9/30/09	50,266	—
53,312,773	Russian Ruble	23,225,918	MXN	10/06/09	—	(151,063)
44,923,725,686	Viet Nam Dong	3,648,005	AUD	10/07/09	—	(84,862)
14,831,631	Chinese Yuan	3,204,553	AUD	10/13/09	—	(112,453)
361,308,750	Kazakhstani Tenge	2,795,426		10/13/09	—	(312,735)
35,001,331	Chinese Yuan	3,714,063	EUR	10/15/09	—	(161,952)
35,172,030	Chinese Yuan	3,761,574	EUR	10/16/09	—	(203,465)
25,132,672	Chinese Yuan	5,336,806	AUD	10/19/09	—	(124,130)
47,143,455	Chinese Yuan	5,062,450	EUR	10/19/09	—	(300,717)
29,130,000	Chinese Yuan	4,208,017		10/21/09	—	(45,174)
92,110,000	Russian Ruble	3,050,000		10/22/09	—	(572,600)
36,599,833	Chinese Yuan	5,291,287		10/23/09	—	(60,732)
921,291,798	Chilean Peso	1,395,897		10/26/09	13,761	—
62,115,025	Chinese Yuan	8,932,101		10/26/09	—	(54,535)
37,116,032	Chinese Yuan	5,298,506		10/27/09	6,285	—
89,097,000	Russian Ruble	2,663,587		10/27/09	—	(270,908)
597,827,644	Chilean Peso	872,435		10/28/09	41,987	—
3,423,000	Swiss Franc	2,343,397	EUR	11/05/09	—	(24,337)
3,465,000,000	Indonesian Rupiah	275,000		11/09/09	11,831	—
25,294,025,000	Viet Nam Dong	1,315,000		11/09/09	50,661	—
34,531,000,000	Indonesian Rupiah	2,746,004		11/10/09	111,603	—
92,000,000	Russian Ruble	2,870,694		11/10/09	—	(410,640)
6,870,000,000	Indonesian Rupiah	549,161		11/12/09	19,025	—
1,250,000,000	Japanese Yen	12,938,619		11/12/09	951,995	—
1,250,000,000	Japanese Yen	10,198,254	EUR	11/12/09	—	(284,145)
36,430,000,000	Indonesian Rupiah	2,746,325		11/16/09	263,037	—
7,386,000,000	Indonesian Rupiah	523,088		11/17/09	86,863	—
35,999,000,000	Indonesian Rupiah	2,613,358		11/18/09	358,628	—
29,201,000	Russian Ruble	653,339	EUR	11/20/09	—	(129,598)
40,074,000,000	Indonesian Rupiah	2,613,408		11/23/09	690,075	—
14,977,000	Chinese Yuan	2,048,837		12/04/09	93,528	—
18,870,000	Chinese Yuan	2,048,829	EUR	12/04/09	—	(148,071)
33,777,284	Chinese Yuan	4,782,060		12/14/09	50,626	—
45,175,542	Chinese Yuan	6,396,854		12/15/09	66,780	—
26,468,158	Chinese Yuan	3,761,017		12/16/09	26,082	—
13,361,013	Malaysian Ringgit	3,761,017		12/16/09	124,818	—
24,500,148	Chinese Yuan	3,465,367		12/17/09	40,223	—
12,406,016	Malaysian Ringgit	3,465,368		12/17/09	142,816	—
73,686,535	Chinese Yuan	10,396,103		12/18/09	147,526	—

TGI-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy (continued)
20,029,614	Chinese Yuan	2,857,292		12/21/09	$8,886	$—
22,461,038	Malaysian Ringgit	6,301,410		12/21/09	231,866	—
23,558,279	Chinese Yuan	3,384,810		12/22/09	—	(13,617)
12,127,039	Malaysian Ringgit	3,466,651		12/22/09	60,850	—
160,558,056	Mexican Peso	11,340,848		12/22/09	—	(429,405)
9,639,266	Malaysian Ringgit	2,772,294		12/23/09	31,639	—
66,679,470	Mexican Peso	4,725,354		12/23/09	—	(194,356)
106,913,202	Mexican Peso	7,560,566		12/24/09	—	(296,416)
10,905,927	Malaysian Ringgit	3,118,831		12/28/09	53,967	—
56,089,316	Malaysian Ringgit	16,085,264		1/04/10	235,426	—
136,332,733	Swedish Krona	12,649,755	EUR	1/05/10	—	(193,540)

Contracts to Sell
35,134,048	Mexican Peso	8,893,130	PEN	1/20/09	283,780	—
19,086,450,000	South Korean Won	21,977,351	CHF	1/20/09	5,441,411	—
14,735,520,000	South Korean Won	16,768,537	CHF	1/21/09	4,013,681	—
25,863,307	Mexican Peso	2,264,837		1/22/09	394,054	—
35,571,270	Mexican Peso	123,684,863	INR	1/22/09	—	(35,544)
7,467,604,560	South Korean Won	7,837,536		1/23/09	1,910,552	—
30,321,722	Mexican Peso	105,249,728	INR	1/27/09	—	(31,322)
6,905,529	Euro	10,067,915		1/28/09	424,342	—
9,671,012	Euro	14,093,398		1/29/09	588,446	—
2,754,660	Euro	4,039,984		2/04/09	193,949	—
109,729,627	Mexican Peso	9,687,440		2/06/09	1,787,220	—
24,730,081	Mexican Peso	2,185,505		2/09/09	406,362	—
2,945,715	New Zealand Dollar	34,838,652,128	VND	2/12/09	263,907	—
17,294,895	Romanian Leu	113,908,408	CZK	2/12/09	23,429	—
6,322,150	Romanian Leu	41,840,621	CZK	2/17/09	24,479	—
4,372,314	Euro	6,316,026		2/19/09	213,792	—
3,931,416	New Zealand Dollar	46,557,288,113	VND	2/20/09	352,671	—
20,047,506	Euro	29,139,835		2/23/09	1,163,349	—
10,023,753	Euro	1,544,810,693	JPY	2/23/09	3,057,651	—
10,023,753	Euro	1,543,460,828	JPY	2/25/09	3,044,156	—
3,682,120,000	South Korean Won	3,880,000		2/25/09	955,361	—
12,452,389	Euro	18,215,167		2/26/09	839,081	—
6,682,502	Euro	1,024,875,284	JPY	2/26/09	1,984,676	—
39,172,654	Euro	57,903,586		2/27/09	3,243,401	—
30,071,259	Euro	4,675,686,507	JPY	2/27/09	9,636,607	—
58,914,810	Mexican Peso	5,232,001		2/27/09	1,012,758	—
4,517,459	Romanian Leu	29,268,617	CZK	2/27/09	—	(7,421)
3,675,562,800	South Korean Won	3,880,000		2/27/09	960,570	—
6,682,502	Euro	10,016,803		3/03/09	693,185	—
10,166,171	Mexican Peso	905,309		3/03/09	178,002	—
10,023,753	Euro	14,994,799		3/04/09	1,009,699	—
3,655,736,000	South Korean Won	3,880,000		3/04/09	976,318	—
3,341,251	Euro	5,032,258		3/09/09	371,104	—
3,341,251	Euro	513,877,721	JPY	3/09/09	1,010,934	—
3,341,251	Euro	5,048,463		3/10/09	387,418	—
2,505,938	Euro	384,147,766	JPY	3/10/09	744,475	—

TGI-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Sell (continued)
3,341,251	Euro	5,105,816		3/17/09	$445,535	$—
7,760,000,000	South Korean Won	8,012,071	CHF	3/27/09	1,347,411	—
6,027,094	Euro	918,887,847	JPY	3/31/09	1,744,418	—
3,036,391,000	South Korean Won	3,140,768	CHF	4/01/09	532,757	—
14,200,317	Euro	2,199,046,055	JPY	4/06/09	4,492,405	—
3,880,000,000	South Korean Won	4,025,495	CHF	4/06/09	691,969	—
4,840,000	British Pound Sterling	9,405,185		4/07/09	2,347,318	—
12,661,962	Euro	19,589,279		4/14/09	1,939,601	—
6,168,648	Euro	959,610,305	JPY	4/14/09	2,003,005	—
9,415,305	Euro	19,874,611	SGD	4/14/09	708,700	—
1,574,014	Euro	246,141,160	JPY	4/20/09	525,958	—
3,237,710	Euro	15,778,980	MYR	4/21/09	50,048	—
2,425,242	British Pound Sterling	14,573,376	MYR	4/27/09	677,612	—
2,329,569	New Zealand Dollar	71,377,981	INR	4/28/09	109,940	—
13,708,414	British Pound Sterling	82,870,104	MYR	4/30/09	3,974,126	—
129,187,726	Mexican Peso	32,777,510	PEN	4/30/09	1,180,025	—
218,306,058	Mexican Peso	19,760,042		5/04/09	4,370,743	—
45,766,762	Mexican Peso	169,465,166	INR	5/04/09	227,356	—
266,049,641	Mexican Peso	24,240,542		5/06/09	5,493,667	—
808,414	British Pound Sterling	4,872,069	MYR	5/07/09	230,129	—
9,640,135	Mexican Peso	420,791,871	CLP	5/15/09	—	(30,484)
90,027,727	Mexican Peso	250,057,232	TWD	5/18/09	1,302,148	—
14,559,327	Mexican Peso	633,651,050	CLP	5/20/09	—	(48,640)
30,000,000	Mexican Peso	117,663,000	INR	5/20/09	288,704	—
53,095,853	Mexican Peso	144,700,004	TWD	6/02/09	695,217	—
57,848,619	Mexican Peso	129,543,727	RUB	6/04/09	—	(346,938)
5,514,624	Euro	27,146,472	MYR	6/09/09	174,402	—
6,880,600	Euro	10,606,617		6/10/09	1,026,866	—
357,000	Euro	42,497,280	JPY	6/10/09	—	(26,867)
4,595,521	Euro	22,869,610	MYR	6/10/09	217,126	—
778,772	Euro	3,886,306	MYR	6/12/09	39,966	—
5,422,023	Mexican Peso	245,259,783	CLP	6/12/09	—	(3,446)
1,021,396	Euro	5,072,765	MYR	6/15/09	45,508	—
2,024,807	Euro	10,022,795	MYR	6/16/09	80,632	—
26,552,505	Mexican Peso	59,389,235	RUB	6/19/09	—	(167,355)
14,481,704	Mexican Peso	166,257,207	KZT	6/29/09	195,867	—
14,481,704	Mexican Peso	32,179,795	RUB	6/29/09	—	(99,405)
23,073,608	Mexican Peso	6,327,476	PEN	6/30/09	365,491	—
61,955,606	Mexican Peso	136,619,484	RUB	7/10/09	—	(466,995)
4,718,952	Euro	7,295,146		7/13/09	728,617	—
30,888,068	Mexican Peso	68,008,329	RUB	7/13/09	—	(237,343)
4,718,951	Euro	7,303,266		7/14/09	736,813	—
1,814,981	Euro	9,040,420	MYR	7/14/09	91,313	—
2,722,472	Euro	124,766,772	TWD	7/14/09	18,431	—
4,718,951	Euro	7,378,552		7/15/09	812,173	—
4,464,854	Euro	22,337,396	MYR	7/15/09	253,285	—
3,738,862	Euro	172,524,578	TWD	7/15/09	61,318	—
1,161,588	Euro	5,809,102	MYR	7/16/09	65,321	—
508,195	Euro	23,529,429	TWD	7/16/09	10,767	—

TGI-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Sell (continued)
2,359,476	Euro	3,703,905		7/17/09	$420,791	$—
1,179,738	Euro	5,902,465	MYR	7/17/09	67,172	—
1,179,738	Euro	54,702,681	TWD	7/17/09	27,480	—
1,814,982	Euro	2,826,381		7/22/09	301,048	—
4,174,457	Euro	6,530,103		7/24/09	721,971	—
816,742	Euro	4,109,111	MYR	7/24/09	53,484	—
1,288,637	Euro	59,430,005	TWD	7/24/09	20,331	—
14,610,919	Mexican Peso	32,786,902	RUB	7/24/09	—	(97,806)
14,610,919	Mexican Peso	40,787,841	TWD	7/24/09	231,021	—
1,533,000	Euro	56,491,050	RUB	7/28/09	—	(558,135)
598,906	Euro	3,004,709	MYR	7/31/09	37,055	—
53,331,307	Mexican Peso	5,036,244		7/31/09	1,341,344	—
31,280,607	Mexican Peso	2,951,279		8/04/09	785,545	—
8,135,006	New Zealand Dollar	53,990,411,006	IDR	8/05/09	—	(58,895)
18,285,638	New Zealand Dollar	306,833,000	RUB	8/12/09	—	(1,976,023)
8,925,643	New Zealand Dollar	149,379,561	RUB	8/14/09	—	(978,480)
8,432,616	New Zealand Dollar	102,190,660,510	VND	8/14/09	781,845	—
8,323,000	Euro	115,797,066,700	IDR	9/08/09	—	(1,807,577)
8,340,000	Euro	372,881,400	TWD	9/08/09	—	(220,837)
7,998,680	Euro	11,079,425		9/11/09	—	(43,406)
2,800,000	Euro	408,189,600	JPY	9/14/09	634,430	—
2,017,928	Mexican Peso	4,825,270	RUB	9/17/09	—	(7,310)
22,711,151	Mexican Peso	52,371,914	RUB	10/02/09	—	(140,155)
6,223,000	Euro	753,263,035	JPY	11/18/09	—	(276,958)
7,050,000	U.S. Dollar	670,455,000	JPY	11/18/09	401,807	—
265,338	Euro	335,865		11/19/09	—	(32,917)
2,876,071	Euro	3,620,686		11/20/09	—	(376,617)
1,918,356	Euro	2,390,367		11/24/09	—	(275,788)
668,538	Euro	836,676		11/25/09	—	(92,460)
1,300,570	Euro	1,697,244		11/30/09	—	(110,235)
1,343,551	Euro	1,698,853		12/08/09	—	(168,262)
Unrealized appreciation (depreciation) on offsetting forward exchange contracts					15,391,475	(473,724)

Unrealized appreciation (depreciation) on forward exchange contracts					130,835,741	(25,614,013)

Net unrealized appreciation (depreciation) on forward exchange contracts					$105,221,728

[a]In	U.S. dollars unless otherwise indicated.

See Abbreviations on page TGI-35.

TGI-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

8. INTEREST RATE SWAPS

At December 31, 2008, the Fund had the following interest rate swap contracts outstanding:

Counter Party	Fixed Rate Received by the Fund	Floating Rate Paid by the Fund	Notional Principal Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
JPMorgan	7.06%	Sinacofi Chile Interbank Rate	2,425,500,000	CLP	6/13/18	$305,180	$—
JPMorgan	7.15%	Sinacofi Chile Interbank Rate	2,475,000,000	CLP	6/18/18	334,353	—
JPMorgan	7.50%	Sinacofi Chile Interbank Rate	1,590,300,000	CLP	8/07/18	292,640	—
JPMorgan	7.50%	Sinacofi Chile Interbank Rate	1,587,200,000	CLP	8/13/18	290,371	—
JPMorgan	7.67%	Sinacofi Chile Interbank Rate	570,900,000	CLP	8/29/18	114,791	—
JPMorgan	7.85%	Sinacofi Chile Interbank Rate	702,800,000	CLP	7/11/18	155,998	—
JPMorgan	7.855%	Sinacofi Chile Interbank Rate	705,600,000	CLP	7/17/18	156,180	—
Merrill Lynch & Co. Inc.	7.053%	Sinacofi Chile Interbank Rate	7,200,000,000	CLP	6/13/18	900,244	—
Merrill Lynch & Co. Inc.	7.094%	Sinacofi Chile Interbank Rate	7,950,000,000	CLP	6/16/18	1,019,516	—
Merrill Lynch & Co. Inc.	7.40%	Sinacofi Chile Interbank Rate	765,000,000	CLP	7/30/18	130,719	—
Merrill Lynch & Co. Inc.	7.40%	Sinacofi Chile Interbank Rate	765,000,000	CLP	8/06/18	131,644	—
Merrill Lynch & Co. Inc.	7.51%	Sinacofi Chile Interbank Rate	765,000,000	CLP	8/07/18	141,642	—

Unrealized appreciation (depreciation) on interest rate swaps						$3,973,278	—

Net unrealized appreciation (depreciation) on interest rate swaps						$3,973,278

See Abbreviations on page TGI-35.

9. CREDIT RISK

The Fund has 15.22% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

10. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

TGI-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$62,687,173	$955,030,645	$—	$1,017,717,818
Other Financial Instruments[a]	—	134,809,019	—	134,809,019
Liabilities:
Other Financial Instruments[a]	—	25,614,013	—	25,614,013

[a]Other	financial instruments include net unrealized appreciation (depreciation) on forward exchange contracts and swaps.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

13. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

TGI-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

ABBREVIATIONS

Currency	Selected Portfolio

AUD - Australian Dollar

BRL - Brazilian Real

CHF - Swiss Franc

CLP - Chilean Peso

CZK - Czech Koruna

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

KZT - Kazakhstani Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TWD - Taiwanese Dollar

VND - Viet Nam Dong

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Co.

FRN - Floating Rate Note

FSA - Financial Security Assurance Inc.

GO - General Obligation

MBIA - Municipal Bond Investors Assurance Corp.

TGI-35

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

TGI-36

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGI-37

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Barclays Capital (BC) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Barclays Capital (BC) U.S. Government: Intermediate Index is the intermediate component of the BC U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg World Communications Index is a market capitalization-weighted index designed to measure equity performance of the communications sector of the Bloomberg World Index.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/08, there were 151 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 65% or more of their portfolios in equities. For the 12-month period ended 12/31/08, there were 69 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General Bond Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General Bond Funds classification in the Lipper VIP underlying funds universe. Lipper General Bond Funds do not have any quality or maturity restrictions, and tend to keep a bulk of assets in corporate and government debt issues. For the 12-month period ended 12/31/08, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/08, there were 68 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/08, there were 103 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

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Merrill Lynch (ML) 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded real estate investment trusts. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	138	Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	115	None

Principal Occupation During Past 5 Years:

Retired; and formerly, Vice President, senior member and President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	115	Chevron Corporation (global energy company) and ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	138	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	115	Center for Creative Land Recycling (brownfield redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	138	Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	145	None

Principal Occupation During Past 5 Years:

Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	115	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	138	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer— Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	53	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
JENNIFER J. BOLT (1964) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since December 2008	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Executive Vice President—Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Treasurer since 2004, Chief Financial Officer and Chief Accounting Officer since February 2008	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since February 2008	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold only to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2008 02/09

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.

	(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $848,307 for the fiscal year ended December 31, 2008 and $851,956 for the fiscal year ended December 31, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,290 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $25,925 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $258,152 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $289,367 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer – Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer – Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/s/ JENNIFER J. BOLT
Jennifer J. Bolt
Chief Executive Officer – Finance and Administration
Date February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JENNIFER J. BOLT
Jennifer J. Bolt
Chief Executive Officer – Finance and Administration
Date February 25, 2009

By:	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Financial Officer and Chief Accounting Officer
Date February 25, 2009